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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Ave South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Ave South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Funds II

ANNUAL REPORT
October 31, 2011

Table of Contents

THE ALGER FUNDS II

Letter to Our Shareholders (Unaudited)	1

Fund Highlights (Unaudited)	12

Portfolio Summary (Unaudited)	20

Schedules of Investments	21

Statements of Assets and Liabilities	53

Statements of Operations	57

Statements of Changes in Net Assets	59

Financial Highlights	62

Notes to Financial Statements	73

Report of Independent Registered Public Accounting Firm	95

Additional Information (Unaudited)	97

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Dear Shareholders,	December 1, 2011

A Challenging Year

Market volatility surged during the 12-month period ended October 31, 2011, as fears grew over the euro-zone sovereign debt crisis and U.S. deficit spending. As the year progressed, political paralysis on both sides of the Atlantic fueled pessimism over elected officials’ ability to resolve both of those issues. Investors also grew increasingly cautious as the global economic recovery appeared to lose steam. For the 12-month period, the S&P 500 Index generated an 8.09% return.

For Alger, challenging times are nothing new. Over the course of our more than 45-year history, we have honed our investment strategy during both up and down markets. In doing so, we have experienced Black Monday of 1987, the Asian Crisis of 1997, the dot com bubble burst of 2000, the terrorist attacks of 2001, and the subprime mortgage crisis of 2007 to 2010. Based on our review of past crises and our view of U.S. economic fundamentals, we maintain that equity markets—while still facing various challenges—have strong potential to rally once the euro-zone crisis is resolved. We also believe that investor pessimism—as measured by an equity risk premium that has reached a 55-year high and by high free-cash-flow yields—may be excessive, especially when viewed from a historical perspective.

Government Policies Drive Market Volatility

In some ways, markets performed in a predictable fashion during the reporting period. Markets advanced when investors perceived that progress was being made on the U.S. debt ceiling debate and on the euro-zone crisis. Conversely, markets declined when it appeared that those issues were worsening. For example, during the early portion of the third quarter of 2011, concerns grew that feuding parties in Congress would fail to raise the country’s $14.3 trillion debt ceiling, which could have prompted an unpopular government shutdown and a default on U.S. debt. The nations’ leaders finally agreed shortly before an August 2 deadline to raise the debt ceiling and to cut at least $2.1 trillion from the nation’s spending. In the process, however, many investors lost confidence in Washington’s ability to tackle tough problems, including structural budget issues that have contributed to deficit spending. Investors weren’t the only ones to express disappointment. Standard & Poor’s, which had been threatening for months to downgrade its U.S. debt rating, pulled the trigger shortly after the debt ceiling agreement was announced, signaling a lack of confidence in the nation’s ability to enact meaningful budget reform.

Broadly speaking, U.S. economic headline numbers also disappointed. The U.S. Department of Commerce lowered its early second quarter GDP growth estimate of 1.3% to 1% and the International Monetary Fund lowered its 2012 U.S. GDP forecast from 2.7% to 2%. Unemployment in July and August, meanwhile, lingered at a discouragingly high rate of 9.1%. The economic slowdown didn’t go unnoticed: the Conference Board’s Consumer Confidence Index for August tumbled from 59.2 to 44.5, its lowest level in more than two years.

In Europe, the sovereign debt problem lingered and at times appeared to worsen, with riots in Greece sparked by new austerity measures being implemented to fulfill requirements of debt relief programs. Debate over the nature, size, and conditions of relief programs continued among leaders of European nations and organizations such as the IMF, the European Financial Stability Facility and the European Central Bank (ECB), sparking fear among investors that the crisis may grind on and send Europe and possibly other regions into an economic slowdown. Concerns grew that troubled European countries would face a funding emergency as high interest rates made issuing debt difficult.

Euro-Zone Crisis in Perspective

Estimates of the range of potential euro-zone write-downs vary considerably, but losses could be as high as 600 billion euros, according to J.P. Morgan. That amount is comparable to losses from the 1997 Asian crisis on an inflation-adjusted basis, but it is dwarfed by the $2.7 trillion in losses resulting from the U.S. subprime mortgage crisis of 2007-2010. That crisis drove U.S. equity markets down more than 40%, until markets eventually rallied. We note that in the Asian Crisis, U.S. equity markets declined approximately 20% and then rallied 33% in the three months after the issue was resolved.  We believe that once the fear of the euro crisis is alleviated, a market rally is likely. While it’s hard to say how and when the euro-zone issue will be resolved, elected officials and organizations such as the ECB and the IMF are under increasing pressure to take action. In the meantime, investors’ high level of fear is currently illustrated by an equity risk premium of 6.27%, according to J.P. Morgan. The 6.27% premium, in addition to exceeding the premium during the subprime mortgage crisis, is at a 55-year high, even though the potential scope of the euro-zone crisis is considerably smaller than the subprime debacle.

Reasons for Optimism with U.S. Economy

One reason that we believe a rally is possible once the euro-zone crisis is resolved is that in many ways, the U.S. economy, despite many gloomy headline developments, is stronger than during the subprime mortgage crisis. We believe that the U.S. economy has considerable potential for expanding. In the aftermath of the mortgage crisis, U.S. corporations have consistently expanded their earnings and exhibited strong discipline with spending, which has allowed them to reduce leverage and to accumulate record levels of cash. As of the second quarter, U.S. corporations held $2 trillion in cash, which is an all-time high. Corporate earnings have also been strong, with year-over year quarterly increases having occurred for every quarter since the third quarter of 2009. With strong balance sheets, many U.S. corporations are well prepared to weather moderating GDP growth and to continue to seek attractive opportunities in emerging markets and from large scale trends, such as the increasing use of Internet-connected devices. Deep corporate coffers, furthermore, are allowing businesses to buy back stock, implement or increase dividends, and engage in mergers and acquisitions, all of which support equity valuations and serve as economic stimuli.

Unemployment, of course, continues to be a hurdle for the U.S. economic recovery. It is important to realize, however, that the private sector is creating jobs, granted at a discouragingly slow pace, while public employers downsize their workforces. At the same time, however, we believe that GDP growth may eventually surprise on the upside as real estate markets and industrial activity improve. So far, the languishing housing market has been a considerable drag on GDP, with well-above average inventories of homes in many markets. With large volumes of foreclosure sales, real estate values are depressed and tight lending requirements are making it difficult for many Americans to qualify for mortgages. Yet, our proprietary research also shows some glimmer of improvement, with some markets experiencing increases in prices and transaction volumes. This is particularly true with high-end real estate, but other select high-quality markets are also seeing improvements. U.S. industry, particularly automobile manufacturing, may also support GDP growth. Auto manufacturing increased 5.2% in July after having declined for three straight months following supply chain disruptions associated with the Japan disasters. Supply chain improvements since then have clearly facilitated an increase in manufacturing levels, but other factors may be involved. Indeed, demand for new cars in the U.S. has been growing among frugal consumers who have refrained from buying big ticket items. According to estimates from Edmunds.com, Americans are expected to buy only 12.6 million vehicles in 2011, down from 12.9 as estimated previously by the firm. That is a considerable decline from the 16 million to 17 million cars typically sold each year. In delaying new car purchases, consumers have allowed their autos to age considerably, with the average car in the U.S. being 11 years old, according to R. L. Polk & Co., which tracks automobile data. That is a considerable increase from 1995, when the average car was only 8.4 years old. American consumers, of course, will eventually need to replace their aging automobiles. When they do, they will provide a strong growth opportunity for the automobile industry and a boost to U.S. GDP.

Going Forward

Slowing economic growth, the euro-zone crisis, and the debt ceiling debate have clearly damaged investor sentiment. With that in mind, forecasting the timing and the scope of a possible equity rally is fraught with potential pitfalls, including uncertainty over how the U.S. will address deficit spending and the timeframe for a resolution of the euro-zone issue. We note, however, that equity valuations point to stocks being highly attractive. As of October 31, the S&P 500 price-to-earnings ratio was only 14.26 based on 2011 earnings of 87.92 per share, according to Standard & Poor’s. In comparison, the 50-year historical average P/E for the S&P 500 at the end of the third quarter was 19.11, according to Standard & Poor’s.

We remind readers that our bottom up stock selection is not based on making broad market judgments. Rather, we conduct careful analysis of companies and industry sectors. We believe our focus on companies that are best suited to respond to constant changes occurring among consumers and industries can provide our clients with attractive investment performance. We remain committed to our highly-disciplined, research-driven investment strategy that we believe helps us find the most compelling opportunities for our clients.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund returned 9.00% for the 12-month period ended October 31, 2011, compared to the 9.92% return of the Russell 3000 Growth Index.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 103.10% of assets. In aggregate, long positions contributed approximately 9.70% to performance. The Fund’s average allocation to short positions was -6.04%. The short positions had an approximately -0.70% contribution to performance.

During the period, the largest sector weightings in the Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance, while Consumer Staples and Financials detracted from results.

Among the most important relative contributors were Cisco Systems, Inc.; BlackRock, Inc.; Optimer Pharmaceuticals, Inc.; VistaPrint NV; and IAC/InterActiveCorp. Shares of biotechnology company Optimer Pharmaceuticals performed strongly after the company’s launch of Dificid exceeded investors’ expectations. The drug is an antibiotic used in treating Clostridium infections.

Conversely, detracting from overall results on a relative basis were Newfield Exploration Co.; International Business Machines Corp.; Human Genome Sciences, Inc.; Arch Coal, Inc.; and United Continental Holdings, Inc. Performance of shares of Human Genome Sciences and other biotech companies weakened during the year as investors became averse to risks associated with companies that planned to launch biotech drugs. Human Genome is currently marketing Benlysta, which is used in the treatment of lupus.

Among short positions, TD Ameritrade Holding Corp.; Ultra Petroleum Corp; and Illumina Inc. had the largest contribution to relative performance while Cablevision Systems Corp.; Biogen Idex Inc.; and Costco Wholesale Corp. had the largest adverse impact on relative returns.

Alger Green Fund

The Alger Green Fund returned -0.33% for the 12-month period ended October 31, 2011, compared to the 9.92% return of its benchmark, the Russell 3000 Growth Index.

During the period, the largest sector weightings in the Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Consumer Discretionary and the largest sector underweight for the period was in Energy. Relative outperformance in the Consumer Discretionary and Utilities sectors was the most important contributor to performance, while Information Technology and Energy detracted from results.

Among the most important relative contributors were Clean Harbors, Inc.; Deckers Outdoor Corp.; Westport Innovations, Inc.; Starbucks Corp.; and Cisco Systems, Inc. Clean Harbors provides environmental and hazardous waste management and disposal services. The company benefited from a cyclical recovery among its industrial client base and from cleanup efforts in the Gulf of Mexico. Synergies from the company’s acquisition of Eveready Inc. also helped performance.

Conversely, detracting from overall results on a relative basis were Trina Solar Ltd.; Metabolix, Inc.; First Solar, Inc.; EnerNOC, Inc.; and American Superconductor Corp. First Solar is a manufacturer of solar cells. It generated disappointing earnings as supply of solar cells overwhelmed demand.

Alger Analyst Fund

The Alger Analyst Fund returned 3.25% for the 12-month period ended October 31, 2011, compared to the 9.92% return of the Fund’s benchmark, the Russell 3000 Growth Index.

During the period, the largest sector weightings in the Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Consumer Discretionary and the largest sector underweight for the period was in Information Technology. Relative outperformance in the Health Care and Consumer Discretionary sectors was the most important contributor to performance, while Energy and Information Technology detracted from results.

Among the most important relative contributors were Healthspring, Inc.; Cisco Systems, Inc.; Optimer Pharmaceuticals, Inc.; Bucyrus International; and Alexion Pharmaceuticals, Inc. Shares of biotechnology company Optimer Pharmaceuticals performed strongly after the company’s launch of Dificid exceeded investors’ expectations. The drug is an antibiotic used in treating Clostridium infections.

Conversely, detracting from overall results on a relative basis were Apple, Inc.; Human Genome Sciences, Inc.; Nexen, Inc.; Arch Coal, Inc.; and Halliburton Company. Performance of shares of Human Genome Sciences and other biotech companies weakened during the year as investors became averse to risks associated with companies that had plans to launch biotech drugs. Human Genome is currently marketing Benlysta, which is used in the treatment of lupus.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned 0.85%, compared to the 4.45% return of its blended benchmark of 50% S&P 500 Index and 50% 3-Month London Interbank Offered Rate for the 12-month period ended October 31, 2011.

The Fund had an average long exposure of 77.34% and a short exposure of -26.83%. Net exposure, which is the difference of long and short positions, was 50.52%. Its long positions performed roughly in line with the Fund’s benchmark and had an approximately 2.2% contribution to absolute performance gross of fees. The Fund had an average -26.83% allocation to short positions. Short positions detracted approximately 1.35% from performance. The Fund had an average cash allocation of 51.43%.

During the period, the largest sector weightings in the Alger Dynamic Opportunities Fund were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Materials and the largest sector underweight for the period was in Financials. Relative outperformance in the Consumer Discretionary and Financials sectors was the most important contributor to performance, while Health Care and Consumer Staples detracted from results.

Among the most important relative contributors were Arcos Dorados Holdings, Inc.; Devon Energy Corp.; Aetna, Inc.; Cliffs Natural Resources, Inc.; and VistaPrint NV. Arcos Dorados Holdings is the world’s largest McDonald’s restaurant franchisee and the largest quick-service restaurant chain in Latin America and the Caribbean. Its shares performed well following the company’s initial public offering in April.

Conversely, detracting from overall results on a relative basis were Exxon Mobil Corp.; OpenTable, Inc.; Metabolix, Inc.; Human Genome Sciences, Inc.; and Arch Coal, Inc. Performance of shares of Human Genome Sciences and other biotech companies weakened during the year as investors became averse to risks associated with companies that had plans to launch biotech drugs. Human Genome is currently marketing Benlysta which is used in the treatment of lupus.

Among short positions, St. Jude Medical, Inc.; TD Ameritrade Holding Corp.; and Computer Sciences Corp. had the largest positive impact on relative performance while Biogen Idec, Inc.; Cablevision Systems Corp.; and Ericsson ADR were among top detractors from relative results.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned -16.80% from its December 29, 2010 commencement of operations to October 31, 2011, compared to the -10.14% return of its benchmark, the MSCI Emerging Markets Index.

China, Columbia, Argentina, and Hungry were the largest overweightings while Korea, Chile, and Mexico were the largest underweightings. Regarding stock selection, holdings in Egypt, Turkey, Poland, and the Philippines had a positive impact on performance. Among countries where stock selection detracted from performance were Korea, Russia, and Brazil.

During the period, the largest sector weightings in the Fund were in the Financials and Materials sectors. The largest sector overweight for the period was in Consumer Discretionary and the largest sector underweight for the period was in Financials. Relative outperformance in the Utilities and Health Care sectors was the most important contributor to performance, while Consumer Discretionary and Energy detracted from results.

Among the most important relative contributors were NCSoft Corp.; GCL-Poly Energy Holdings Ltd.; Baidu, Inc.; SACI Falabella; and Companhia Hering. GCL-Poly produces polysilicon and wafers for solar energy and aims to be the world’s largest polysilicon producer. During the early portion of 2011, GCL shares performed well after the company announced that it had increased its production capacity.

Conversely, detracting from overall results on a relative basis were Mechel OAO ADS; HRT Participacoes em Petroleo SA; LSR Group; West China Cement Ltd.; and Vale SA. Vale is a constituent of various exchange traded funds that track various portions of the Brazil equity market. We believe that it suffered from its liquidity and size in the index during market volatility in the third quarter.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Fund. Please refer to the Schedule of Investments for each Fund which is included in this report for a complete list of Fund holdings as of October 31, 2011. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Funds during the fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Fund’s net asset value can decrease more quickly than if the Fund had not borrowed. Some Alger Funds, such as the Alger Spectra Fund and the Alger Dynamic Opportunities Fund may engage in short sales, which presents additional risk. To engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The Fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

The Alger Green Fund’s environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a Fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  Standard & Poor’s is a credit rating agency and provider of financial data.

•                  Edmunds.com provides research and publications covering the automobile industry.

•                  Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

•                  Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Standard & Poor’s 500 Index is an index of large-company common stocks and is considered to be representative of the U.S. stock market.

•                  The 3-Month London Interbank Offered Rate is based on rates that contributor banks in London offer each other for inter-bank deposits.

•                  The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

FUND PERFORMANCE AS OF 9/30/11 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A	(3.33)%	5.35%	5.51%
Alger Spectra Class C *	0.31%	5.76%	5.32%
Alger Spectra Class I †	2.21%	6.64%	6.15%
Alger Spectra Class Z ‡	2.31%	6.56%	6.11%

*

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

†

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

FUND PERFORMANCE AS OF 9/30/11 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Alger Green Class A (Inception 12/4/00)*	(11.33)%	(1.02)%	(3.29)%
Alger Green Class C (Inception 9/24/08)†	(8.03)%	(0.68)%	(3.53)%
Alger Green Class I (Inception 9/24/08)‡	(6.50)%	0.02%	(2.83)%

Alger Analyst Class A (Inception 3/30/07)	(11.29)%	n/a	(3.36)%
Alger Analyst Class C (Inception 9/24/08)†	(8.08)%	n/a	(2.96)%
Alger Analyst Class I (Inception 9/24/08)‡	(6.40)%	n/a	(2.23)%

Alger Dynamic Opportunities Class A (Inception 11/2/09)	(7.14)%	n/a	(2.00)%
Alger Dynamic Opportunities Class C (Inception 12/29/10)§	(3.76)%	n/a	0.01%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)**	(1.93)%	n/a	0.83%

Alger Emerging Markets Class A (Inception 12/29/10)	n/a	n/a	(29.86)%
Alger Emerging Markets Class C (Inception 12/29/10)	n/a	n/a	(27.43)%
Alger Emerging Markets Class I (Inception 12/29/10)	n/a	n/a	(26.30)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

*

Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had a different portfolio manager.  As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

†

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

‡

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

§

Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

**	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2011. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1974
Class A (Inception 7/28/69)*,†	3.26%	6.63%	6.35%	15.73%
Class C (Inception 9/24/08)†,‡,§	7.24%	7.02%	6.15%	15.04%
Class I (Inception 9/24/08)†,**	9.14%	7.91%	6.99%	15.91%
Class Z (Inception 12/29/10)†,††	9.27%	7.84%	6.95%	15.90%
Russell 3000 Growth Index	9.92%	3.01%	3.74%	n/a

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†

Historical performance has been calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund’s investment advisor.  The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996.  The calculation of total return during that time assumes dividends were reinvested at market value.  Had dividends not been reinvested, performance would have been lower.

‡

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Returns reflect the applicable contingent deferred sales charge.

**

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

††	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER GREEN FUND

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2011.  The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/4/2000
Class A (Inception 12/4/00)*,†	(5.50)%	(0.18)%	1.83%	(2.44)%
Class C (Inception 9/24/08)‡,§	(2.00)%	0.19%	1.62%	(2.68)%
Class I (Inception 9/24/08)**	(0.17)%	0.92%	2.37%	(1.96)%
Russell 3000 Growth Index	9.92%	3.01%	3.74%	0.18%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†

Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had a different portfolio manager.  As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

‡

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Returns reflect the applicable contingent deferred sales charge.
**

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER ANALYST FUND#

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Analyst Fund Class A shares, with an initial 5.25% maximum sales charge, the Russell Midcap Growth Index and the Russell 3000 Growth Index (unmanaged indices of common stocks) from March 30, 2007, the inception date of the Alger Analyst Fund Class A, through October 31, 2011. The figures for the Alger Analyst Fund Class A, the Russell Midcap Growth Index and the Russell 3000 Growth Index include reinvestment of dividends.  Performance for the Alger Analyst Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/30/2007
Class A (Inception 3/30/07)*	(2.18)%	n/a	n/a	(0.50)%
Class C (Inception 9/24/08)†,‡	1.45%	n/a	n/a	(0.09)%
Class I (Inception 9/24/08)§	3.25%	n/a	n/a	0.65%
Russell Midcap Growth Index	10.08%	n/a	n/a	2.24%
Russell 3000 Growth Index	9.92%	n/a	n/a	2.48%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

‡	Returns reflect the applicable contingent deferred sales charge.

§

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

#	Effective 10/1/11, the Fund changed its benchmark to the Russell Midcap Growth Index to better reflect the aggregate capitalization range of the Securities in the Fund’s portfolio.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through October 31, 2011(Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Blended S&P 500/3-Month London Interbank Offered Rate (“LIBOR”) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through October 31, 2011. The figures for the Alger Dynamic Opportunities Fund Class A, and the Blended S&P 500/LIBOR include reinvestment of dividends. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/2/2009
Class A (Inception 11/2/09)*	(4.40)%	n/a	n/a	0.43%
Class C (Inception 12/29/10)†,‡	(0.93)%	n/a	n/a	2.37%
Class Z (Inception 12/29/10)§	1.04%	n/a	n/a	3.26%
Blended S&P 500 / LIBOR	4.45%	n/a	n/a	6.35%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†

Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

‡	Returns reflect the applicable contingent deferred sales charge.

§	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER EMERGING MARKETS FUND

Fund Highlights Through October 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging Markets Fund Class A, through October 31, 2011. The figures for the Alger Emerging Markets Fund Class A, and the MSCI Emerging Markets Index include reinvestment of dividends. Performance for the Alger Emerging Markets Fund Class C and Class I shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class A (Inception 12/29/10)*	n/a	n/a	n/a	(21.14)%
Class C (Inception 12/29/10)†	n/a	n/a	n/a	(18.52)%
Class I (Inception 12/29/10)	n/a	n/a	n/a	(17.20)%
MSCI Emerging Markets Index	n/a	n/a	n/a	(10.14)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.

PORTFOLIO SUMMARY†

October 31, 2011 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund*
Consumer Discretionary	15.9%	19.8%	21.2%	7.7%
Consumer Staples	7.7	8.8	7.1	1.5
Energy	10.1	2.2	9.1	4.8
Exchange Traded Funds	0.0	0.0	0.0	(3.5)
Financials	3.2	1.0	5.6	2.5
Health Care	12.7	8.0	10.9	7.4
Industrials	12.1	16.3	12.3	4.0
Information Technology	28.4	30.5	18.4	13.8
Materials	4.6	6.6	9.9	4.2
Telecommunication Services	1.8	0.0	0.8	0.0
Utilities	0.0	3.4	0.0	0.0
Short-Term Investments and Net Other Assets	3.5	3.4	4.7	57.6
	100.0%	100.0%	100.0%	100.0%

COUNTRY	Alger Emerging Markets Fund
Brazil	15.1%
Chile	1.7
China	12.2
Columbia	1.0
Hong Kong	2.8
India	7.3
Indonesia	2.2
Macau	1.3
Malaysia	3.3
Mexico	4.8
Mongolia	0.5
Netherlands	1.0
Philippines	0.7
Poland	0.8
Russia	4.4
Singapore	0.9
South Africa	6.5
South Korea	14.8
Switzerland	0.5
Taiwan	10.9
Thailand	1.4
Turkey	1.2
United States	2.5
Cash and Net Other Assets	2.2
100.0%

†	Based on net assets for each Fund.
*	Includes short sales as a reduction of sector exposure.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—98.5%
ADVERTISING—1.7%
Focus Media Holding Ltd.#*	832,300	$22,621,914

AEROSPACE & DEFENSE—1.7%
Goodrich Corp.	92,665	11,363,509
United Technologies Corp.	120,500	9,396,590
		20,760,099
AIR FREIGHT & LOGISTICS—1.8%
FedEx Corp. +	57,600	4,713,408
United Parcel Service, Inc., Cl. B +	249,100	17,496,784
		22,210,192
APPAREL ACCESSORIES & LUXURY GOODS—1.4%
Hanesbrands, Inc. *	272,600	7,188,462
PVH Corp.	135,800	10,104,878
		17,293,340
APPAREL RETAIL—0.7%
Abercrombie & Fitch Co., Cl. A	118,700	8,831,280

APPLICATION SOFTWARE—1.1%
Adobe Systems, Inc. *	136,400	4,011,524
Nice Systems Ltd. #*	104,095	3,722,437
Salesforce.com, Inc. *	41,400	5,513,238
		13,247,199
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Affiliated Managers Group, Inc. *	27,250	2,523,623
Blackstone Group LP	207,400	3,050,854
		5,574,477
AUTO PARTS & EQUIPMENT—0.8%
Lear Corp.	199,350	9,351,509

BIOTECHNOLOGY—2.2%
Dendreon Corp. *	363,600	3,977,784
Gilead Sciences, Inc. *	241,421	10,057,599
Human Genome Sciences, Inc. *	198,130	2,032,814
Optimer Pharmaceuticals, Inc. *	304,400	4,343,788
Pharmasset, Inc. *	16,900	1,189,760
United Therapeutics Corp. *	127,400	5,571,202
		27,172,947
BROADCASTING—0.2%
CBS Corp., Cl. B	102,400	2,642,944

CABLE & SATELLITE—0.5%
Comcast Corporation, Cl. A	287,700	6,746,565

CASINOS & GAMING—1.0%
Las Vegas Sands Corp.*	252,100	11,836,095

COAL & CONSUMABLE FUELS—0.7%
Arch Coal, Inc.	487,590	8,883,890

COMMUNICATIONS EQUIPMENT—3.0%
Ciena Corp. *	294,400	3,880,192
Cisco Systems, Inc.	402,100	7,450,913

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
F5 Networks, Inc. *	6,500	$675,675
Finisar Corp. *	103,100	2,112,519
Juniper Networks, Inc. *	76,800	1,879,296
QUALCOMM, Inc. +	394,417	20,351,918
Riverbed Technology, Inc. *	34,480	950,958
		37,301,471
COMPUTER HARDWARE—7.1%
Apple, Inc. *+	213,472	86,409,197
Dell, Inc. *	148,300	2,344,623
		88,753,820
COMPUTER STORAGE & PERIPHERALS—1.8%
EMC Corp. *	504,899	12,375,074
NetApp, Inc. *	97,600	3,997,696
Seagate Technology PLC	383,900	6,199,985
		22,572,755
CONSTRUCTION & ENGINEERING—0.1%
Chicago Bridge & Iron Co., NV#	48,200	1,763,156

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.2%
Caterpillar, Inc.	97,900	9,247,634
Cummins, Inc.	32,030	3,184,743
Deere & Co.	100,400	7,620,360
WABCO Holdings, Inc. *	161,100	8,088,831
		28,141,568
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Mastercard, Inc.+	45,165	15,683,095

DIVERSIFIED BANKS—0.9%
Wells Fargo & Co.	409,400	10,607,553

DIVERSIFIED METALS & MINING—0.7%
Freeport-McMoRan Copper & Gold, Inc.	99,000	3,985,740
Molycorp, Inc. *	127,400	4,875,598
		8,861,338
DRUG RETAIL—1.4%
CVS Caremark Corp.	478,100	17,355,030

EDUCATION SERVICES—0.5%
New Oriental Education & Technology Group#*	205,300	6,085,092

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Republic Services, Inc.	201,500	5,734,690

FERTILIZERS & AGRICULTURAL CHEMICALS—1.0%
Monsanto Co.	86,200	6,271,050
Mosaic Co., /The	110,193	6,452,902
		12,723,952
FOOTWEAR—1.2%
Deckers Outdoor Corp. *	17,600	2,028,224
NIKE, Inc., Cl. B	72,500	6,985,375

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FOOTWEAR—(CONT.)
Salvatore Ferragamo Italia SpA *	387,730	$6,282,211
		15,295,810
GENERAL MERCHANDISE STORES—1.4%
Dollar General Corp. *	135,800	5,385,828
Target Corp.	227,700	12,466,575
		17,852,403
HEALTH CARE EQUIPMENT—1.4%
Covidien PLC +	330,312	15,537,877
Insulet Corp. *	109,101	1,780,528
		17,318,405
HEALTH CARE FACILITIES—0.6%
Universal Health Services, Inc., Cl. B	191,580	7,657,453

HEALTH CARE SERVICES—1.3%
Express Scripts, Inc.*	356,000	16,279,880

HOME IMPROVEMENT RETAIL—1.5%
Lowe’s Companies, Inc.	870,272	18,293,117

HOMEBUILDING—0.7%
Lennar Corp., Cl. A	113,500	1,877,290
Toll Brothers, Inc. *	374,600	6,533,024
		8,410,314
HOUSEHOLD PRODUCTS—2.1%
Procter & Gamble Co., /The	400,500	25,627,995

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.2%
Towers Watson & Co.	32,500	2,135,250

INDUSTRIAL CONGLOMERATES—0.9%
Tyco International Ltd.	257,221	11,716,417

INDUSTRIAL MACHINERY—2.8%
Eaton Corp.	111,000	4,975,020
Ingersoll-Rand PLC	125,400	3,903,702
Stanley Black & Decker, Inc.	337,560	21,553,206
Timken Co.	119,200	5,020,704
		35,452,632
INTEGRATED OIL & GAS—4.0%
ConocoPhillips	376,500	26,223,225
Royal Dutch Shell PLC #	330,100	23,407,391
		49,630,616
INTERNET RETAIL—1.8%
Amazon.com, Inc. *	99,200	21,180,192
NetFlix, Inc. *	10,300	845,424
		22,025,616
INTERNET SOFTWARE & SERVICES—6.4%
Cornerstone OnDemand, Inc. *	123,800	1,783,958
eBay, Inc. *	492,500	15,676,275
Google, Inc., Cl. A *	44,455	26,345,812
IAC/InterActiveCorp. *+	313,546	12,802,083

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
VistaPrint NV *	526,245	$18,376,475
Yahoo! Inc. *	307,100	4,803,044
		79,787,647
IT CONSULTING & OTHER SERVICES—3.0%
Cognizant Technology Solutions Corp., Cl. A *	75,700	5,507,175
Gartner, Inc. *	68,600	2,642,472
International Business Machines Corp. +	158,613	29,284,718
		37,434,365
LEISURE FACILITIES—0.3%
Six Flags Entertainment Corp.	86,696	3,112,386

LIFE SCIENCES TOOLS & SERVICES—0.9%
Life Technologies Corp. *	29,500	1,199,765
Thermo Fisher Scientific, Inc. *	208,812	10,496,979
		11,696,744
MANAGED HEALTH CARE—3.2%
Aetna, Inc.	657,100	26,126,295
CIGNA Corp.	148,200	6,571,188
UnitedHealth Group, Inc.	157,000	7,534,430
		40,231,913
MORTGAGE REITS—0.6%
Annaly Capital Management, Inc.	441,800	7,444,330

MOVIES & ENTERTAINMENT—0.7%
Liberty Media Corp., Capital, Cl. A*	106,597	8,188,782

OIL & GAS EQUIPMENT & SERVICES—3.9%
Baker Hughes, Inc.	508,100	29,464,719
Halliburton Company	345,100	12,892,936
National Oilwell Varco, Inc.	87,700	6,255,641
		48,613,296
OIL & GAS EXPLORATION & PRODUCTION—1.4%
Chesapeake Energy Corp.	194,000	5,455,280
Kodiak Oil & Gas Corp. *	503,400	3,478,494
Pioneer Natural Resources Co.	62,400	5,235,360
Whitinig Petroleum Corp. *	59,000	2,746,450
		16,915,584
OIL & GAS REFINING & MARKETING—0.5%
Marathon Petroleum Corp.	189,400	6,799,460

OTHER DIVERSIFIED FINANCIAL SERVICES—0.5%
JPMorgan Chase & Co.+	179,143	6,227,011

PACKAGED FOODS & MEATS—0.7%
Unilever NV	249,800	8,625,594

PAPER PRODUCTS—0.5%
International Paper Co.	225,700	6,251,890

PHARMACEUTICALS—2.9%
Allergan, Inc.	13,600	1,144,032
Auxilium Pharmaceuticals, Inc. *	31,800	494,808

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PHARMACEUTICALS—(CONT.)
Bristol-Myers Squibb Co.	200,400	$6,330,636
Johnson & Johnson	197,600	12,723,464
Pfizer, Inc. +	690,599	13,300,937
Teva Pharmaceutical Industries Ltd. #	41,800	1,707,530
		35,701,407
PRECIOUS METALS & MINERALS—0.4%
SPDR Gold Trust*	28,989	4,851,019

RAILROADS—0.8%
CSX Corp.	432,200	9,599,162

RESEARCH & CONSULTING SERVICES—0.6%
IHS, Inc., Cl. A *	27,097	2,275,877
Verisk Analytic, Inc., Cl. A *	129,600	4,555,440
		6,831,317
RESIDENTIAL REITS—0.6%
American Campus Communities, Inc.	14,300	556,699
Home Properties, Inc.	114,400	6,738,160
		7,294,859
RESTAURANTS—1.4%
McDonald’s Corp.	147,661	13,710,324
Starbucks Corp.	74,800	3,167,032
		16,877,356
SEMICONDUCTOR EQUIPMENT—0.1%
Lam Research Corp.*	23,460	1,008,545

SEMICONDUCTORS—3.1%
Avago Technologies Ltd.	276,000	9,320,520
Broadcom Corp., Cl. A *	112,700	4,067,343
Inphi Corp. *	239,900	2,648,496
ON Semiconductor Corp. *	466,693	3,532,866
Skyworks Solutions, Inc. *+	294,566	5,835,352
Taiwan Semiconductor Manufacturing Co., Ltd. #	518,900	6,548,518
Texas Instruments, Inc.	138,400	4,253,032
Xilinx, Inc.	76,600	2,563,036
		38,769,163
SOFT DRINKS—2.7%
Coca-Cola Co., /The	233,900	15,980,048
Hansen Natural Corp. *	13,300	1,184,897
PepsiCo, Inc. +	286,615	18,042,414
		35,207,359
SPECIALIZED FINANCE—0.1%
CME Group, Inc.	4,600	1,267,576

SPECIALTY CHEMICALS—1.9%
Celanese Corp.	138,570	6,034,724
Cytec Industries, Inc.	230,100	10,278,567
Rockwood Holdings, Inc. *	146,500	6,744,860
		23,058,151

	SHARES	VALUE
COMMON STOCKS—(CONT.)
STEEL—0.1%
Allegheny Technologies, Inc.	38,600	$1,791,040

SYSTEMS SOFTWARE—1.7%
Oracle Corp.+	625,245	20,489,279

TOBACCO—1.9%
Philip Morris International, Inc.+	330,294	23,077,642

TRADING COMPANIES & DISTRIBUTORS—0.9%
United Rentals, Inc. *	313,700	7,343,717
WESCO International, Inc. *	73,200	3,547,272
		10,890,989
TRUCKING—0.3%
Hertz Global Holdings, Inc.*	317,042	3,677,687

WIRELESS TELECOMMUNICATION SERVICES—1.8%
American Tower Corp., Cl. A *	208,100	11,466,310
Vodafone Group PLC #	392,500	10,927,200
		22,393,510
TOTAL COMMON STOCKS (Cost $1,172,657,686)		1,224,566,942

CONVERTIBLE PREFERRED STOCK—0.2%
PHARMACEUTICALS—0.2%
Merrimack Pharmaceuticals, Inc., Series G*,(L3),(a) (Cost $2,843,610)	406,230	2,843,610

PREFERRED STOCKS—0.4%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.4%
JPMorgan Chase & Co., 8.63%, 09/1/13* (Cost $5,391,283)	194,990	5,327,127

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.3%
CABLE & SATELLITE—0.2%
XM Satellite Radio, Inc., 7.00%, 12/1/14(L2)(b)	1,500,000	1,905,000

HOMEBUILDING—0.1%
Lennar Corp., 2.75%, 12/15/20(L2)(b)	1,989,000	2,051,156

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $3,558,599)		3,956,156

Total Investments (Cost $1,184,451,178)(c)	99.4%	1,236,693,835
Other Assets in Excess of Liabilities	0.6	4,300,824

NET ASSETS	100.0%	$1,240,994,659

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

+	All or a portion of this security is held as collateral for securities sold short.
*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers. Security was acquired on April 6, 2011 for a cost of $2,843,610 and represents 0.2% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.3% of the net assets of the Fund.

(c)

At October 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,216,087,197, amounted to $20,606,638 which consisted of aggregate gross unrealized appreciation of $82,817,684 and aggregate gross unrealized depreciation of $62,211,046.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments (Continued) - Securities Sold Short‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—(3.1)%
APPLICATION SOFTWARE—(0.2)%
AutoNavi Holdings Ltd.#	78,400	$1,009,008
Citrix Systems, Inc.	19,000	1,383,770
		2,392,778
AUTOMOBILE MANUFACTURERS—(0.1)%
Brilliance China Automotive Holdings Ltd.	573,936	618,910

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—(0.1)%
Weichai Power Co., Ltd.	257,700	1,293,448

DEPARTMENT STORES—(0.2)%
Kohl’s Corp.	11,500	609,615
JC Penney Co., Inc.	43,200	1,385,856
		1,995,471
DIVERSIFIED SUPPORT SERVICES—(0.4)%
KAR Auction Services, Inc.	389,700	5,358,375

FOOD RETAIL—(1.0)%
Whole Foods Market, Inc.	175,900	12,685,908

HEALTH CARE SERVICES—(0.1)%
Quest Diagnostics, Inc.	10,900	608,220

HYPERMARKETS & SUPER CENTERS—(0.1)%
Costco Wholesale Corp.	14,800	1,232,100

INTERNET SOFTWARE & SERVICES—0.0%
Monster Worldwide, Inc.	40,100	370,123

IT CONSULTING & OTHER SERVICES—0.0%
SAIC, Inc.	44,200	549,406

OIL & GAS EQUIPMENT & SERVICES—0.0%
CARBO Ceramics, Inc.	3,200	434,720

OIL & GAS EXPLORATION & PRODUCTION—(0.4)%
Continental Resources, Inc.	40,400	2,450,260
QEP Resources, Inc.	71,700	2,548,935
		4,999,195
SPECIALIZED REITS—(0.3)%
Host Hotels & Resorts, Inc.	118,300	1,688,141
LaSalle Hotel Properties	84,900	2,029,959
		3,718,100
TRUCKING—(0.2)%
Landstar System, Inc.	58,400	2,606,392

TOTAL (proceeds $38,750,084)		$38,863,146

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

#	American Depository Receipts.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER GREEN FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—96.4%
AEROSPACE & DEFENSE—0.7%
General Dynamics Corp.	5,030	$322,876

AIR FREIGHT & LOGISTICS—2.8%
FedEx Corp.	8,040	657,913
United Parcel Service, Inc., Cl. B	10,510	738,223
		1,396,136
APPLICATION SOFTWARE—1.0%
Adobe Systems, Inc.*	17,145	504,234

AUTO PARTS & EQUIPMENT—1.3%
Johnson Controls, Inc.	18,900	622,377

AUTOMOBILE MANUFACTURERS—1.0%
Tesla Motors, Inc.*	16,050	471,389

BROADCASTING—1.5%
Discovery Communications, Inc., Series A*	16,965	737,299

CHEMICALS—0.6%
Metabolix, Inc.*	59,770	306,620

COAL & CONSUMABLE FUELS—0.3%
Solazyme, Inc.*	12,305	125,142

COMMUNICATIONS EQUIPMENT—1.4%
Cisco Systems, Inc.	36,280	672,268

COMPUTER HARDWARE—5.5%
Apple, Inc.*	6,795	2,750,481

COMPUTER STORAGE & PERIPHERALS—1.6%
EMC Corp.*	32,465	795,717

CONSTRUCTION & ENGINEERING—0.7%
Aecom Technology Corp.*	17,030	356,268

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.4%
Cummins, Inc.	4,985	495,659
Westport Innovations, Inc. *	22,390	677,297
		1,172,956
CONSUMER ELECTRONICS—0.5%
Skullcandy, Inc.*	15,700	247,275

DATA PROCESSING & OUTSOURCED SERVICES—1.8%
Visa, Inc., Cl. A	9,290	866,385

DISTRIBUTORS—1.0%
LKQ Corp.*	17,110	499,270

DIVERSIFIED CHEMICALS—0.8%
Solutia, Inc.*	24,445	397,231

DIVERSIFIED SUPPORT SERVICES—0.4%
EnerNOC, Inc.*	24,535	217,625

ELECTRIC UTILITIES—3.4%
Duke Energy Corp.	38,085	777,696
ITC Holdings Corp.	11,980	870,706
		1,648,402

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRICAL COMPONENTS & EQUIPMENT—1.4%
Woodward Governor Co.	20,090	$680,649

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.8%
Itron, Inc.*	11,000	404,690

ELECTRONIC MANUFACTURING SERVICES—1.8%
Trimble Navigation Ltd.*	21,300	860,733

ENVIRONMENTAL & FACILITIES SERVICES—5.6%
Clean Harbors, Inc. *	17,415	1,014,771
Covanta Holding Corp.	37,680	552,389
Tetra Tech, Inc. *	29,295	639,510
Waste Management, Inc.	16,780	552,565
		2,759,235
FOOTWEAR—2.2%
Deckers Outdoor Corp. *	5,120	590,029
NIKE, Inc., Cl. B	5,215	502,465
		1,092,494
GENERAL MERCHANDISE STORES—1.8%
Target Corp.	16,375	896,531

HEALTH CARE SERVICES—1.1%
Express Scripts, Inc.*	11,735	536,642

HOME IMPROVEMENT RETAIL—0.7%
Lowe’s Companies, Inc.	16,280	342,206

HOUSEHOLD APPLIANCES—0.3%
SodaStream International Ltd.*	3,665	124,903

HOUSEHOLD PRODUCTS—1.8%
Procter & Gamble Co., /The	14,149	905,395

HYPERMARKETS & SUPER CENTERS—2.6%
Wal-Mart Stores, Inc.	22,735	1,289,529

INDUSTRIAL GASES—0.6%
Praxair, Inc.	3,050	310,094

INTEGRATED OIL & GAS—1.5%
Chevron Corp.	7,095	745,330

INTERNET RETAIL—3.0%
Amazon.com, Inc. *	5,180	1,105,981
Expedia, Inc.	13,795	362,257
		1,468,238
INTERNET SOFTWARE & SERVICES—5.3%
eBay, Inc. *	23,260	740,366
Google, Inc., Cl. A *	2,415	1,431,226
Yahoo! Inc. *	28,795	450,354
		2,621,946
INVESTMENT BANKING & BROKERAGE—1.0%
Goldman Sachs Group, Inc., /The	4,650	509,408

IT CONSULTING & OTHER SERVICES—2.2%
International Business Machines Corp.	5,795	1,069,931

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—0.4%
Life Technologies Corp.*	4,985	$202,740

MANAGED HEALTH CARE—1.0%
WellPoint, Inc.	7,140	491,946

METAL & GLASS CONTAINERS—2.4%
Ball Corp.	19,430	671,695
Crown Holdings, Inc. *	14,355	485,055
		1,156,750
MOVIES & ENTERTAINMENT—1.0%
Walt Disney Co., /The	14,710	513,085

OIL & GAS REFINING & MARKETING—0.4%
Gevo, Inc.*	26,175	194,480

PACKAGED FOODS & MEATS—1.5%
General Mills, Inc.	18,610	717,043

PHARMACEUTICALS—5.5%
Abbott Laboratories	11,275	607,384
Johnson & Johnson	15,690	1,010,279
Merck & Co., Inc.	7,775	268,238
Pfizer, Inc.	41,647	802,121
		2,688,022
RAILROADS—1.2%
Norfolk Southern Corp.	7,640	565,284

RESTAURANTS—4.9%
Chipotle Mexican Grill, Inc. *	1,430	480,652
McDonald’s Corp.	10,770	999,994
Starbucks Corp.	21,640	916,237
		2,396,883
SEMICONDUCTORS—4.5%
Broadcom Corp., Cl. A *	13,575	489,922
Cree, Inc. *	12,625	336,330
First Solar, Inc. *	2,550	126,914
Intel Corp.	40,690	998,532
Trina Solar Ltd. #*	32,235	260,136
		2,211,834
SOFT DRINKS—2.9%
Coca-Cola Co., /The	20,445	1,396,802

SPECIALTY CHEMICALS—2.2%
Celanese Corp.	11,860	516,503
Rockwood Holdings, Inc. *	12,295	566,062
		1,082,565
SPECIALTY STORES—0.6%
Teavana Holdings, Inc.*	12,860	293,980

SYSTEMS SOFTWARE—4.6%
Microsoft Corp.	42,495	1,131,642
Oracle Corp.	33,985	1,113,688
		2,245,330

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TRUCKING—0.9%
Hertz Global Holdings, Inc. *	22,145	$256,882
Zipcar, Inc. *	9,255	189,265
		446,147
TOTAL COMMON STOCKS (Cost $41,530,886)		47,330,796

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.2%
ENVIRONMENTAL & FACILITIES SERVICES—0.2%
Covanta Holding Corp., 3.25%, 6/1/14(L2)(a) (Cost $110,000)	110,000	121,275

Total Investments (Cost $41,640,886)(b)	96.6%	47,452,071
Other Assets in Excess of Liabilities	3.4	1,686,862

NET ASSETS	100.0%	$49,138,933

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.2% of the net assets of the Fund.

(b)

At October 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $41,722,865, amounted to $5,729,206 which consisted of aggregate gross unrealized appreciation of $9,256,514 and aggregate gross unrealized depreciation of $3,527,308.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER ANALYST FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—95.3%
ADVERTISING—0.7%
Focus Media Holding Ltd.#*	783	$21,282

AEROSPACE & DEFENSE—2.9%
Esterline Technologies Corp. *	481	26,888
Precision Castparts Corp.	304	49,597
Spirit Aerosystems Holdings, Inc., Cl. A *	1,089	18,589
		95,074
AIR FREIGHT & LOGISTICS—0.6%
United Parcel Service, Inc., Cl. B	280	19,667

ALTERNATIVE CARRIERS—0.8%
Cogent Communications Group, Inc.*	1,601	25,696

APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Coach, Inc.	422	27,460

APPAREL RETAIL—1.2%
Abercrombie & Fitch Co., Cl. A	502	37,349

APPLICATION SOFTWARE—2.2%
Adobe Systems, Inc. *	389	11,440
Informatica Corp. *	510	23,205
Nice Systems Ltd. #*	162	5,793
Salesforce.com, Inc. *	164	21,840
Taleo Corp., Cl. A *	235	7,614
		69,892
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
KKR & Co., LP	1,615	21,770

AUTO PARTS & EQUIPMENT—0.5%
Dana Holding Corp.*	1,047	14,805

AUTOMOBILE MANUFACTURERS—1.1%
Honda Motor Co., Ltd.#	1,219	36,448

BIOTECHNOLOGY—3.4%
Dendreon Corp. *	3,950	43,212
Pharmasset, Inc. *	359	25,274
United Therapeutics Corp. *	952	41,631
		110,117
BROADCASTING—0.9%
Discovery Communications, Inc., Series C*	772	30,548

CABLE & SATELLITE—1.5%
Comcast Corporation, Cl. A	1,342	31,469
Sirius XM Radio, Inc. *	10,383	18,586
		50,055
CASINOS & GAMING—2.8%
Las Vegas Sands Corp. *	917	43,053
MGM Resorts International *	2,058	23,708
Wynn Resorts Ltd.	185	24,568
		91,329
COMMUNICATIONS EQUIPMENT—1.1%
QUALCOMM, Inc.	687	35,449

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER HARDWARE—1.9%
Apple, Inc.*	151	$61,122

CONSTRUCTION & ENGINEERING—0.9%
Fluor Corp.	513	29,164

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Cummins, Inc.	95	9,446
WABCO Holdings, Inc. *	440	22,092
		31,538
CONSUMER FINANCE—0.5%
American Express Co.	290	14,680

DATA PROCESSING & OUTSOURCED SERVICES—2.1%
Mastercard, Inc.	146	50,698
VeriFone Systems, Inc. *	407	17,179
		67,877
DIVERSIFIED CHEMICALS—3.5%
EI Du Pont de Nemours & Co.	1,720	82,680
Solutia, Inc. *	1,939	31,509
		114,189
DIVERSIFIED METALS & MINING—1.2%
Cliffs Natural Resources, Inc.	300	20,466
Molycorp, Inc. *	467	17,872
		38,338
DRUG RETAIL—1.8%
CVS Caremark Corp.	1,588	57,644

EDUCATION SERVICES—0.9%
American Public Education, Inc.*	839	30,045

ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
AMETEK, Inc.	761	30,075

ENVIRONMENTAL & FACILITIES SERVICES—0.2%
Waste Connections, Inc.	219	7,457

FOOD DISTRIBUTORS—0.9%
United Natural Foods, Inc.*	770	28,113

FOOTWEAR—2.0%
Deckers Outdoor Corp. *	296	34,111
NIKE, Inc., Cl. B	323	31,121
		65,232
GENERAL MERCHANDISE STORES—2.3%
Dollar General Corp. *	744	29,507
Target Corp.	800	43,800
		73,307
GOLD—1.1%
AuRico Gold, Inc.*	3,789	36,867

HEALTH CARE EQUIPMENT—2.2%
Covidien PLC	801	37,678

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—(CONT.)
Medtronic, Inc.	962	$33,420
		71,098
HEALTH CARE FACILITIES—1.3%
Healthsouth Corp. *	1,216	21,475
Universal Health Services, Inc., Cl. B	525	20,984
		42,459
HEALTH CARE TECHNOLOGY—2.0%
Agilent Technologies, Inc.*	1,779	65,948

HOME FURNISHING RETAIL—0.7%
Bed Bath & Beyond, Inc.*	383	23,685

HOME IMPROVEMENT RETAIL—0.7%
Home Depot, Inc.	674	24,129

HOTELS RESORTS & CRUISE LINES—1.4%
Interval Leisure Group *	1,470	20,301
Wyndham Worldwide Corporation	749	25,219
		45,520
HOUSEHOLD PRODUCTS—0.9%
Procter & Gamble Co., /The	452	28,923

HOUSEWARES & SPECIALTIES—0.9%
Tupperware Brands Corp.	531	30,023

HUMAN RESOURCE & EMPLOYMENT SERVICES—2.1%
Robert Half International, Inc.	1,345	35,548
Towers Watson & Co.	477	31,339
		66,887
INDUSTRIAL CONGLOMERATES—0.6%
Tyco International Ltd.	422	19,222

INDUSTRIAL MACHINERY—1.2%
Barnes Group, Inc.	863	20,082
SPX Corp.	360	19,660
		39,742
INTEGRATED OIL & GAS—2.3%
Royal Dutch Shell PLC#	1,039	73,675

INTERNET RETAIL—0.8%
Amazon.com, Inc.*	122	26,048

INTERNET SOFTWARE & SERVICES—3.5%
eBay, Inc. *	790	25,146
IAC/InterActiveCorp. *	798	32,581
LogMeIn, Inc. *	751	30,543
OpenTable, Inc. *	175	7,676
VistaPrint NV *	492	17,181
		113,127
IT CONSULTING & OTHER SERVICES—0.7%
Cognizant Technology Solutions Corp., Cl. A*	314	22,844

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—0.6%
Life Technologies Corp.*	477	$19,400

MANAGED HEALTH CARE—1.4%
Healthspring, Inc.*	837	45,148

METAL & GLASS CONTAINERS—1.6%
Ball Corp.	730	25,236
Silgan Holdings, Inc.	688	25,828
		51,064
OIL & GAS EQUIPMENT & SERVICES—3.1%
Baker Hughes, Inc.	687	39,840
Cameron International Corp. *	594	29,189
Oil States International, Inc. *	474	32,995
		102,024
OIL & GAS EXPLORATION & PRODUCTION—2.6%
Energy XXI Bermuda Ltd. *	1,500	44,055
Pioneer Natural Resources Co.	488	40,943
		84,998
OIL & GAS REFINING & MARKETING—1.1%
Marathon Petroleum Corp.	987	35,433

PACKAGED FOODS & MEATS—1.8%
Hormel Foods Corp.	2,042	60,178

PAPER PRODUCTS—0.8%
International Paper Co.	987	27,340

RAILROADS—1.3%
CSX Corp.	1,850	41,089

REAL ESTATE SERVICES—1.3%
CBRE Group, Inc.*	2,409	42,832

REGIONAL BANKS—0.8%
Signature Bank*	450	25,088

RESIDENTIAL REITS—0.6%
American Campus Communities, Inc.	526	20,477

RESTAURANTS—0.6%
Chipotle Mexican Grill, Inc.*	55	18,487

RETAIL REITS—1.0%
Simon Property Group, Inc.	257	33,009

SEMICONDUCTORS—4.5%
Altera Corp.	849	32,194
Avago Technologies Ltd.	679	22,930
Broadcom Corp., Cl. A *	1,019	36,776
ON Semiconductor Corp. *	3,285	24,867
Skyworks Solutions, Inc. *	1,526	30,230
		146,997
SOFT DRINKS—1.7%
Dr Pepper Snapple Group, Inc.	736	27,563
PepsiCo, Inc.	461	29,020
		56,583

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY CHEMICALS—1.7%
Cytec Industries, Inc.	777	$34,708
Rockwood Holdings, Inc. *	440	20,258
		54,966
SPECIALTY STORES—1.4%
PetSmart, Inc.	522	24,508
Tractor Supply Co.	278	19,721
		44,229
SYSTEMS SOFTWARE—2.4%
Fortinet, Inc. *	1,156	26,657
MICROS Systems, Inc. *	478	23,527
Oracle Corp.	482	15,795
VMware, Inc., Cl. A *	137	13,392
		79,371
THRIFTS & MORTGAGE FINANCE—0.7%
Northwest Bancshares, Inc.	1,803	22,483

TRUCKING—0.6%
Hertz Global Holdings, Inc.*	1,546	17,934

TOTAL COMMON STOCKS (Cost $2,769,498)		3,095,049

Total Investments (Cost $2,769,498)(a)	95.3%	3,095,049
Other Assets in Excess of Liabilities	4.7	152,426

NET ASSETS	100.0%	$3,247,475

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,769,593, amounted to $325,456 which consisted of aggregate gross unrealized appreciation of $349,336 and aggregate gross unrealized depreciation of $23,880.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—63.1%
ADVERTISING—1.1%
Focus Media Holding Ltd.#*	9,349	$254,106

AEROSPACE & DEFENSE—1.2%
Spirit Aerosystems Holdings, Inc., Cl. A*	15,695	267,913

AIR FREIGHT & LOGISTICS—1.2%
United Parcel Service, Inc., Cl. B	4,140	290,794

APPAREL ACCESSORIES & LUXURY GOODS—1.5%
PVH Corp. +	2,595	193,094
Ralph Lauren Corp.	905	143,705
		336,799
APPAREL RETAIL—0.5%
Fast Retailing Co., Ltd.(L2)	625	112,272

APPLICATION SOFTWARE—2.4%
Cadence Design Systems, Inc. *+	33,640	372,395
QLIK Technologies, Inc. *	5,965	170,420
		542,815
ASSET MANAGEMENT & CUSTODY BANKS—1.6%
Affiliated Managers Group, Inc. *	2,000	185,220
KKR & Co., LP	15,150	204,222
		389,442
AUTO PARTS & EQUIPMENT—0.5%
Lear Corp.	2,495	117,040

BIOTECHNOLOGY—3.2%
Adolor Corp. *	49,870	222,420
Dendreon Corp. *	12,935	141,509
Gilead Sciences, Inc. *	2,845	118,523
Human Genome Sciences, Inc. *+	9,130	93,674
Optimer Pharmaceuticals, Inc. *	7,455	106,383
Pharmasset, Inc. *	800	56,320
		738,829
CASINOS & GAMING—0.9%
Las Vegas Sands Corp.*	4,605	216,205

CHEMICALS—0.4%
Metabolix, Inc.*	18,160	93,161

COAL & CONSUMABLE FUELS—0.4%
Arch Coal, Inc.	5,315	96,839

COMMUNICATIONS EQUIPMENT—1.5%
Acme Packet, Inc. *	3,895	141,038
QUALCOMM, Inc.	4,260	219,816
		360,854
COMPUTER HARDWARE—4.6%
Apple, Inc.*+	2,680	1,084,809

COMPUTER STORAGE & PERIPHERALS—1.0%
NetApp, Inc.*	5,600	229,376

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.6%
WABCO Holdings, Inc.*	3,030	152,136

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DISTILLERS & VINTNERS—1.3%
Brown-Forman Corp., Cl. B	3,995	$298,546

DIVERSIFIED BANKS—0.7%
Itau Unibanco Holding SA #	6,505	124,375
Wells Fargo & Co.	1,350	34,979
		159,354
DIVERSIFIED METALS & MINING—1.1%
Molycorp, Inc. *	3,795	145,235
Walter Energy, Inc.	1,380	104,397
		249,632
FOOTWEAR—0.5%
Salvatore Ferragamo Italia SpA*	7,275	117,873

GENERAL MERCHANDISE STORES—2.6%
Dollar General Corp. *+	4,660	184,816
Family Dollar Stores, Inc.	3,145	184,391
Target Corp.	4,640	254,041
		623,248
HEALTH CARE SERVICES—0.4%
Express Scripts, Inc.*	1,960	89,631

HOMEBUILDING—0.3%
Toll Brothers, Inc.*	3,385	59,034

HOUSEHOLD PRODUCTS—1.0%
Procter & Gamble Co., /The	3,580	229,084

INDUSTRIAL MACHINERY—2.0%
Flowserve Corp. +	1,170	108,447
SPX Corp.	1,765	96,387
Stanley Black & Decker, Inc.	2,785	177,822
Timken Co.	1,465	61,706
		444,362
INTEGRATED OIL & GAS—1.1%
ConocoPhillips	1,685	117,360
Royal Dutch Shell PLC #	1,940	137,566
		254,926
INTERNET RETAIL—1.7%
Amazon.com, Inc. *	1,155	246,604
NetFlix, Inc. *	1,965	161,287
		407,891
INTERNET SOFTWARE & SERVICES—5.0%
eBay, Inc. *+	10,520	334,851
Google, Inc., Cl. A *	320	189,645
OpenTable, Inc. *	3,360	147,370
VistaPrint NV *	7,690	268,534
Yahoo! Inc. *	14,575	227,953
		1,168,353
MANAGED HEALTH CARE—3.4%
Aetna, Inc.	6,355	252,675
CIGNA Corp. +	8,090	358,710

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—(CONT.)
Humana, Inc.	2,295	$194,823
		806,208
OIL & GAS EQUIPMENT & SERVICES—2.4%
Baker Hughes, Inc. +	3,535	204,996
Cameron International Corp. *	2,410	118,427
Halliburton Company	3,245	121,233
National Oilwell Varco, Inc.	1,835	130,891
		575,547
OIL & GAS EXPLORATION & PRODUCTION—2.3%
Brigham Exploration Co. *	4,190	152,579
Denbury Resources, Inc. *	13,680	214,776
Pioneer Natural Resources Co.	1,870	156,893
		524,248
OIL & GAS REFINING & MARKETING—0.5%
Marathon Petroleum Corp.	3,190	114,521

OTHER DIVERSIFIED FINANCIAL SERVICES—0.3%
JPMorgan Chase & Co.	1,750	60,830

PHARMACEUTICALS—2.8%
Johnson & Johnson +	7,040	453,305
Mylan, Inc. *	9,840	192,569
		645,874
PRECIOUS METALS & MINERALS—3.1%
SPDR Gold Trust*	4,361	729,769

REINSURANCE—0.5%
Endurance Specialty Holdings Ltd.	3,095	115,134

RESEARCH & CONSULTING SERVICES—1.1%
Verisk Analytic, Inc., Cl. A*	7,535	264,855

RESIDENTIAL REITS—0.7%
Home Properties, Inc.	2,805	165,215

RESTAURANTS—0.4%
Chipotle Mexican Grill, Inc.*	300	100,836

SEMICONDUCTORS—1.3%
Inphi Corp. *	17,295	190,938
Skyworks Solutions, Inc. *	5,420	107,370
		298,308
SOFT DRINKS—1.0%
PepsiCo, Inc.	3,665	230,712

SPECIALTY CHEMICALS—1.2%
ADA-ES, Inc. *	9,565	146,153
Cytec Industries, Inc.	620	27,695
Rockwood Holdings, Inc. *	2,320	106,813
		280,661
SPECIALTY STORES—0.4%
L’Occitane International SA(L2)	40,680	89,484

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—0.6%
Fortinet, Inc.*	5,895	$135,939

TRADING COMPANIES & DISTRIBUTORS—0.8%
United Rentals, Inc. *	5,485	128,404
WESCO International, Inc. *	1,315	63,725
		192,129
TOTAL COMMON STOCKS (Cost $14,459,030)		14,715,594

CONVERTIBLE PREFERRED STOCK—0.9%
BIOTECHNOLOGY—0.9%
Merrimack Pharmaceuticals, Inc., Series B-10, *,(L3),(a)	2,286	24,643
Merrimack Pharmaceuticals, Inc., Series B-3, *,(L3),(b)	229	2,469
Merrimack Pharmaceuticals, Inc., Series B-4, *,(L3),(c)	6,852	73,865
Merrimack Pharmaceuticals, Inc., Series B-7, *,(L3),(d)	2,285	24,632
Merrimack Pharmaceuticals, Inc., Series C-2, *,(L3),(e)	12,149	85,043
		210,652
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $113,001)		210,652

PREFERRED STOCKS—0.6%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.6%
JPMorgan Chase & Co., 8.63%, 09/1/13 (Cost $140,753)	5,075	138,649

	CONTRACTS
PURCHASED OPTIONS—0.5%
PUT OPTIONS—0.2%
SPDR S&P 500 ETF Trust/ November/ 125 (Cost $57,054)	175	50,575

CALL OPTIONS—0.3%
Acme Packet, Inc./ November/ 35	181	50,861
QLIK Technologies, Inc./ November/ 30	232	26,680
(Cost $23,805)		77,541
TOTAL PURCHASED OPTIONS (Cost $80,859)		128,116

Total Investments (Cost $14,793,643)(f)	65.1%	15,193,011
Other Assets in Excess of Liabilities	34.9	8,228,273

NET ASSETS	100.0%	$23,421,284

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
+	All or a portion of this security is held as collateral for securities sold short.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $13,231 and represents 0.1% of the net assets of the Fund.

(b)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $1,325 and represents 0.0% of the net assets of the Fund.

(c)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $39,659 and represents 0.3% of the net assets of the Fund.

(d)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $13,226 and represents 0.1% of the net assets of the Fund.

(e)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $45,560 and represents 0.4% of the net assets of the Fund.

(f)

At October 31, 2011, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $15,766,781, amounted to $573,770 which consisted of aggregate gross unrealized appreciation of $997,175 and aggregate gross unrealized depreciation of $1,570,945.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—(22.5)%
AEROSPACE & DEFENSE—(0.8)%
Northrop Grumman Corp.	3,075	$177,581

ALUMINUM—(0.8)%
Alcoa, Inc.	16,915	182,005

APPAREL ACCESSORIES & LUXURY GOODS—(0.6)%
Fossil, Inc.	1,265	131,130

APPLICATION SOFTWARE—(0.8)%
AutoNavi Holdings Ltd.#	1,600	20,592
Citrix Systems, Inc.	2,125	154,764
		175,356
ASSET MANAGEMENT & CUSTODY BANKS—(0.8)%
Legg Mason, Inc.	2,600	71,500
Northern Trust Corp.	2,860	115,744
		187,244
AUTOMOBILE MANUFACTURERS—(0.2)%
Brilliance China Automotive Holdings Ltd.	44,130	47,588

BIOTECHNOLOGY—(0.2)%
Vertex Pharmaceuticals, Inc.	915	36,225

COMMUNICATIONS EQUIPMENT—(0.5)%
Nokia OYJ#	17,280	116,294

COMPUTER & ELECTRONICS RETAIL—(0.5)%
Best Buy Co., Inc.	4,745	124,461

CONSUMER ELECTRONICS—(0.5)%
Garmin Ltd.	3,355	115,378

DATA PROCESSING & OUTSOURCED SERVICES—(0.5)%
Genpact Ltd.	6,460	104,329

DEPARTMENT STORES—(0.4)%
Kohl’s Corp.	215	11,397
JC Penney Co., Inc.	2,600	83,408
		94,805
DIVERSIFIED SUPPORT SERVICES—(0.6)%
KAR Auction Services, Inc.	10,235	140,731

ELECTRONIC COMPONENTS—(0.2)%
DTS, Inc.	1,645	46,208

EXCHANGE TRADED FUNDS—(3.5)%
iShares Russell 2000 Index Fund	3,063	226,570
SPDR S&P 500 ETF Trust	4,775	599,024
		825,594
FERTILIZERS & AGRICULTURAL CHEMICALS—(0.6)%
CF Industries Holdings, Inc.	790	128,193

FOOD RETAIL—(1.4)%
Whole Foods Market, Inc.	4,450	320,933

HEALTH CARE EQUIPMENT—(1.3)%
Becton Dickinson and Co.	910	71,189
Intuitive Surgical, Inc.	560	242,962
		314,151
HEALTH CARE SERVICES—(0.2)%
Quest Diagnostics, Inc.	915	51,057

HEALTH CARE SUPPLIES—(0.6)%
DENTSPLY International, Inc.	3,655	135,089

	SHARES	VALUE
COMMON STOCKS (CONT.)—(22.5)%
HYPERMARKETS & SUPER CENTERS—(0.1)%
Costco Wholesale Corp.	275	$22,894

INTEGRATED OIL & GAS—(0.5)%
Occidental Petroleum Corp.	1,340	124,540

INTERNET SOFTWARE & SERVICES—(0.2)%
Monster Worldwide, Inc.	4,775	44,073

OIL & GAS EQUIPMENT & SERVICES—(0.1)%
CARBO Ceramics, Inc.	190	25,812

OIL & GAS EXPLORATION & PRODUCTION—(1.2)%
Continental Resources, Inc.	2,985	181,040
QEP Resources, Inc.	3,050	108,428
		289,468
PERSONAL PRODUCTS—(0.3)%
Herbalife Ltd.	960	59,866

PHARMACEUTICALS—(1.0)%
Eli Lilly & Co.	3,005	111,666
Perrigo Co.	1,290	116,461
		228,127
PROPERTY & CASUALTY INSURANCE—(0.6)%
Axis Capital Holdings Ltd.	4,560	142,956

RESTAURANTS—(0.5)%
Panera Bread Co., Cl. A	945	126,337

SEMICONDUCTORS—(0.3)%
Intersil Corp.	5,050	60,449

SPECIALIZED REITS—(0.6)%
Host Hotels & Resorts, Inc.	10,165	145,055

STEEL—(0.3)%
AK Steel Holding Corp.	7,445	62,017

SYSTEMS SOFTWARE—(0.5)%
Ariba, Inc.	3,570	113,098

THRIFTS & MORTGAGE FINANCE—(0.1)%
Radian Group, Inc.	9,180	21,573

TRUCKING—(1.5)%
Landstar System, Inc.	3,915	174,726
Werner Enterprises, Inc.	7,440	176,328
		351,054
TOTAL (proceeds $5,219,720)		$5,271,671

‡               Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

#               American Depository Receipts.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments‡ October 31, 2011

	SHARES	VALUE
COMMON STOCKS—97.8%
BRAZIL—15.1%
AGRICULTURAL PRODUCTS—0.6%
SLC Agricola SA	5,400	$53,722

APPAREL RETAIL—1.5%
Cia Hering	6,200	138,492

BREWERS—1.0%
Cia de Bebidas das Americas	2,900	96,872

CONSTRUCTION & ENGINEERING—0.6%
Mills Estruturas e Servicos de Engenharia SA	5,500	54,941

DIVERSIFIED BANKS—3.1%
Banco do Estado do Rio Grande do Sul	7,600	80,124
Itau Unibanco Holding SA #	10,888	208,179
		288,303
DIVERSIFIED METALS & MINING—2.3%
Vale SA#	8,550	217,256

DIVERSIFIED REAL ESTATE ACTIVITIES—1.2%
BR Malls Participacoes SA	10,575	114,259

INTEGRATED OIL & GAS—1.9%
Petroleo Brasileiro SA	13,300	178,795

MANAGED HEALTH CARE—0.5%
Odontoprev SA	3,100	48,788

OIL & GAS EXPLORATION & PRODUCTION—1.1%
OGX Petroleo e Gas Participacoes SA*	12,206	100,955

TRUCKING—1.3%
Localiza Rent a Car SA	8,200	123,942

TOTAL BRAZIL (Cost $1,611,151)		1,416,325

CHILE—1.7%
BREWERS—0.6%
Cia Cervecerias Unidas SA#	1,000	57,280

DEPARTMENT STORES—1.1%
SACI Falabella(L2)	10,595	99,473

TOTAL CHILE (Cost $129,205)		156,753

CHINA—12.2%
APPAREL RETAIL—1.1%
Belle International Holdings Ltd.(L2)	53,000	103,137

AUTOMOTIVE RETAIL—0.9%
China ZhengTong Auto Services Holdings Ltd.*,(L2)	75,500	81,752

CONSTRUCTION MATERIALS—2.1%
Anhui Conch Cement Co., Ltd. (L2)	36,472	131,245
West China Cement Ltd. (L2)	352,000	65,687
		196,932

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—(CONT.)
DIVERSIFIED BANKS—2.7%
Agricultural Bank of China Ltd. (L2)	175,000	$78,322
China Minsheng Banking Corp., Ltd. (L2)	79,000	64,054
Industrial & Commercial Bank of China (L2)	188,000	117,161
		259,537
EDUCATION SERVICES—0.6%
New Oriental Education & Technology Group#*	2,000	59,280

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.5%
GCL Poly Energy Holdings Ltd.(L2)	149,000	48,097

INTEGRATED OIL & GAS—2.1%
China Petroleum & Chemical Corp. (L2)	88,000	83,112
PetroChina Co., Ltd. #	900	116,649
		199,761
INTEGRATED TELECOMMUNICATION SERVICES—1.0%
China Telecom Corp., Ltd.(L2)	150,000	92,421

INTERNET SOFTWARE & SERVICES—0.6%
SouFun Holdings Ltd.#	4,484	57,216

LIFE & HEALTH INSURANCE—0.6%
Ping An Insurance Group Co., of China Ltd.(L2)	8,000	59,281

TOTAL CHINA (Cost $1,320,694)		1,157,414

COLUMBIA—1.0%
INTEGRATED OIL & GAS—1.0%
Pacific Rubiales Energy Corp. (Cost $124,096)	4,067	95,769

HONG KONG—2.8%
INDUSTRIAL CONGLOMERATES—0.7%
Beijing Enterprises Holdings Ltd.(L2)	11,500	63,859

INTEGRATED TELECOMMUNICATION SERVICES—0.7%
China Unicom Hong Kong Ltd.(L2)	32,000	64,340

PACKAGED FOODS & MEATS—1.4%
China Mengniu Dairy Co., Ltd.(L2)	43,000	136,471

TOTAL HONG KONG (Cost $275,301)		264,670

INDIA—7.3%
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Titan Industries Ltd.(L2)	16,344	72,565

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Larsen & Toubro Ltd.(L2),(a)	2,565	71,150

DIVERSIFIED BANKS—0.7%
HDFC Bank Ltd.(L2)	6,675	66,569

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDIA—(CONT.)
GAS UTILITIES—1.0%
GAIL India Ltd.(L2)	10,215	$88,107

MOTORCYCLE MANUFACTURERS—0.9%
Hero Motocorp Ltd.(L2)	1,972	88,114

OIL & GAS REFINING & MARKETING—1.0%
Reliance Industries Ltd.(L2),(a)(b)	2,495	90,204

TOBACCO—0.9%
ITC Ltd.(L2)	20,232	88,390

WIRELESS TELECOMMUNICATION SERVICES—1.2%
Bharti Airtel Ltd.(L2)	14,437	115,548

TOTAL INDIA (Cost $753,779)		680,647

INDONESIA—2.2%
DIVERSIFIED BANKS—1.4%
Bank Rakyat Indonesia Persero Tbk., PT(L2)	170,000	127,814

SPECIALTY STORES—0.8%
Mitra Adiperkasa Tbk., PT(L2)	130,500	71,875

TOTAL INDONESIA (Cost $166,524)		199,689

MACAU—1.3%
CASINOS & GAMING—1.3%
Sands China Ltd.*,(L2) (Cost $103,012)	41,600	125,016

MALAYSIA—3.3%
AIRLINES—0.6%
AirAsia BHD(L2)	47,500	59,694

COMMODITY CHEMICALS—0.5%
Petronas Chemicals Group Bhd(L2)	24,700	51,527

CONSTRUCTION & ENGINEERING—1.2%
IJM Corp., BHD(L2)	61,700	113,971

REAL ESTATE DEVELOPMENT—1.0%
UEM Land Holdings Bhd.*,(L2)	124,000	88,157

TOTAL MALAYSIA (Cost $334,471)		313,349

MEXICO—4.8%
COMMODITY CHEMICALS—0.9%
Mexichem SAB de CV	23,117	79,738

DEPARTMENT STORES—1.1%
El Puerto de Liverpool SAB de CV	15,600	106,565

HYPERMARKETS & SUPER CENTERS—1.0%
Wal-Mart de Mexico SAB de CV	36,400	93,995

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MEXICO—(CONT.)
WIRELESS TELECOMMUNICATION SERVICES—1.8%
America Movil SAB de CV#	6,600	$167,772

TOTAL MEXICO (Cost $466,617)		448,070

MONGOLIA—0.5%
DIVERSIFIED METALS & MINING—0.5%
Mongolian Mining Corp.*,(L2) (Cost $57,313)	54,500	48,560

NETHERLANDS—1.0%
INTERNET SOFTWARE & SERVICES—1.0%
Yandex NV* (Cost $111,960)	3,380	93,017

PHILIPPINES—0.7%
MULTI-SECTOR HOLDINGS—0.7%
Metro Pacific Investments Corp.(L2) (Cost $73,040)	859,000	65,326

POLAND—0.8%
DIVERSIFIED METALS & MINING—0.8%
KGHM Polska Miedz SA(L2) (Cost $88,226)	1,594	76,957

RUSSIA—4.4%
DIVERSIFIED BANKS—0.9%
Sberbank of Russia#*	7,826	84,484

DIVERSIFIED METALS & MINING—0.2%
MMC Norilsk Nickel OJSC#,(L2)	999	19,481

FERTILIZERS & AGRICULTURAL CHEMICALS—1.5%
Phosagro OAO (a)	5,776	71,623
Uralkali OJSC (L2),(a)	1,710	73,687
		145,310
OIL & GAS EXPLORATION & PRODUCTION—1.8%
NovaTek OAO (L2),(a)	748	104,367
Rosneft Oil Co. (L2),(a)	9,376	66,435
		170,802
TOTAL RUSSIA (Cost $481,001)		420,077

SINGAPORE—0.9%
DIVERSIFIED METALS & MINING—0.9%
Straits Asia Resources Ltd.(L2) (Cost $97,075)	42,000	78,439

SOUTH AFRICA—6.5%
APPAREL RETAIL—1.0%
Foschini Group Ltd., /The(L2)	7,424	93,175

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOUTH AFRICA—(CONT.)
FOOD RETAIL—0.9%
Shoprite Holdings Ltd.(L2)	5,958	$87,224

GOLD—0.9%
AngloGold Ashanti Ltd.(L2)	1,750	79,098

HEALTH CARE FACILITIES—0.3%
Life Healthcare Group Holdings Ltd.(L2)	10,279	24,917

OTHER DIVERSIFIED FINANCIAL SERVICES—0.9%
FirstRand Ltd.(L2)	34,620	85,722

PHARMACEUTICALS—1.0%
Aspen Pharmacare Holdings Ltd.*,(L2)	8,116	97,261

PRECIOUS METALS & MINERALS—0.6%
Anglo Platinum Ltd.(L2)	846	60,918

WIRELESS TELECOMMUNICATION SERVICES—0.9%
MTN Group Ltd.(L2)	4,884	84,888

TOTAL SOUTH AFRICA (Cost $668,891)		613,203

SOUTH KOREA—14.8%
AUTO PARTS & EQUIPMENT—2.3%
Hyundai Mobis (L2)	475	135,434
Mando Corp. (L2)	504	86,003
		221,437
COMMODITY CHEMICALS—1.4%
LG Chem Ltd.(L2)	401	128,914

CONSTRUCTION & ENGINEERING—1.3%
Doosan Engine Co., Ltd. *,(L2)	3,380	42,211
Samsung Engineering Co., Ltd. (L2)	398	80,988
		123,199
DEPARTMENT STORES—0.6%
Hyundai Department Store Co., Ltd.(L2)	386	55,136

DIVERSIFIED BANKS—1.0%
KB Financial Group, Inc.#	2,426	94,735

DIVERSIFIED CHEMICALS—0.6%
OCI Co., Ltd.(L2)	283	57,865

HOME ENTERTAINMENT SOFTWARE—1.2%
NCSoft Corp.(L2)	349	109,307

HOUSEHOLD PRODUCTS—0.9%
LG Household & Health Care Ltd.(L2)	179	80,541

PHARMACEUTICALS—0.7%
Celltrion, Inc.(L2)	1,842	61,434

REINSURANCE—1.1%
Korean Reinsurance Co.(L2)	7,770	104,113

SEMICONDUCTORS—3.1%
Samsung Electronics Co., Ltd.(L2)	343	294,174

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOUTH KOREA—(CONT.)
STEEL—0.6%
Hyundai Steel Co.(L2)	583	$52,707

TOTAL SOUTH KOREA (Cost $1,390,004)		1,383,562

SWITZERLAND—0.5%
LEISURE PRODUCTS—0.5%
Cie Financiere Richemont SA(L2) (Cost $53,236)	8,699	50,011

TAIWAN—10.9%
COMPUTER HARDWARE—0.4%
Foxconn Technology Co., Ltd.(L2)	12,000	41,824

COMPUTER STORAGE & PERIPHERALS—1.1%
Catcher Technology Co., Ltd.(L2)	19,000	105,859

CONSTRUCTION MATERIALS—1.4%
Taiwan Cement Corp.(L2)	107,000	133,630

DIVERSIFIED BANKS—0.9%
Chinatrust Financial Holding Co., Ltd. (L2)	21,578	14,142
E.Sun Financial Holding Co., Ltd. (L2)	141,000	70,271
		84,413
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.7%
TPK Holding Co., Ltd.*,(L2)	4,150	69,494

ELECTRONIC MANUFACTURING SERVICES—1.4%
Hon Hai Precision Industry Co., Ltd.(L2)	47,300	129,667

FOOD RETAIL—0.7%
Taiwan FamilyMart Co., Ltd.(L2)	14,000	62,433

INDUSTRIAL MACHINERY—0.9%
Hiwin Technologies Corp.(L2)	9,180	82,990

OTHER DIVERSIFIED FINANCIAL SERVICES—0.1%
Fubon Financial Holding Co., Ltd.(L2)	3,296	3,864

PACKAGED FOODS & MEATS—0.6%
Uni-President Enterprises Corp.(L2)	40,000	55,007

SEMICONDUCTORS—2.7%
Career Technology MFG. Co., Ltd. (L2)	29,195	45,112
MediaTek, Inc. (L2)	4,000	41,977
Taiwan Semiconductor Manufacturing Co., Ltd. (L2)	67,000	163,271
		250,360
TOTAL TAIWAN (Cost $1,128,060)		1,019,541

THAILAND—1.4%
DIVERSIFIED BANKS—1.0%
Siam Commercial Bank PCL(L2)	25,100	94,954

	SHARES	VALUE
COMMON STOCKS—(CONT.)
THAILAND—(CONT.)
GENERAL MERCHANDISE STORES—0.4%
Robinson Department Store PCL(L2)	34,900	$37,080

TOTAL THAILAND (Cost $127,109)		132,034

TURKEY—1.2%
DIVERSIFIED BANKS—0.5%
Turkiye Garanti Bankasi AS(L2)	13,927	48,862

GOLD—0.7%
Koza Altin Isletmeleri AS(L2)	5,006	68,470

TOTAL TURKEY (Cost $117,191)		117,332

UNITED STATES—2.5%
COMPUTER HARDWARE—1.0%
Lenovo Group Ltd.(L2)	134,000	90,089

MISCELLANEOUS—1.5%
iShares MSCI Emerging Markets Index Fund	3,500	142,800

TOTAL UNITED STATES (Cost $233,319)		232,889

TOTAL COMMON STOCKS (Cost $9,911,275)		9,188,650

Total Investments (Cost $9,911,275)(c)	97.8%	9,188,650
Other Assets in Excess of Liabilities	2.2	206,821

NET ASSETS	100.0%	$9,395,471

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
*	Non-income producing security.
#	American Depository Receipts.
(a)	GDR - Global Depository Receipt
(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.0% of the net assets of the Fund.

(c)

At October 31, 2011, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $9,918,653, amounted to $730,003 which consisted of aggregate gross unrealized appreciation of $418,831 and aggregate gross unrealized depreciation of $1,148,834.

Industry classifications are unaudited.

See Notes to Financial Statements.

(This page has been intentionally left blank.)

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2011

	Alger Spectra Fund	Alger Green Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$1,236,693,835	$47,452,071
Cash and cash equivalents (a)	31,773,517	1,787,463
Foreign cash***	—	—
Receivable for investment securities sold	54,073,017	47,905
Receivable foreign currency contracts	—	—
Receivable for shares of beneficial interest sold	10,156,952	123,845
Dividends and interest receivable	1,199,450	27,400
Receivable from Investment Manager	770	33,760
Prepaid expenses	139,222	34,603
Total Assets	1,334,036,763	49,507,047
LIABILITIES:
Securities sold short, at value**	38,863,146	—
Payable for investment securities purchased	49,801,226	138,467
Payable for shares of beneficial interest redeemed	2,649,506	96,135
Accrued investment advisory fees	889,584	28,980
Accrued transfer agent fees	279,461	41,424
Accrued distribution fees	326,497	11,751
Accrued administrative fees	27,182	1,122
Accrued shareholder servicing fees	14,927	568
Dividends payable	17,188	—
Accrued other expenses	173,387	49,667
Total Liabilities	93,042,104	368,114
NET ASSETS	$1,240,994,659	$49,138,933
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,199,594,382	50,988,547
Undistributed net investment income (accumulated loss)	—	—
Undistributed net realized gain (accumulated realized loss)	(10,729,318)	(7,660,799)
Net unrealized appreciation (depreciation) on investments	52,129,595	5,811,185
NET ASSETS	$1,240,994,659	$49,138,933

*Identified cost	$1,184,451,178	$41,640,886
**Proceeds received on short sales	$38,750,084	$—
***Cost of foreign cash	$—	$—

See Notes to Financial Statements.

(a) Alger Spectra Fund and Alger Dynamic Opportunities Fund include restricted cash of $17,932,373 and $7,845,313, respectively, held as collateral for short sales.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$3,095,049	$15,193,011	$9,188,650
Cash and cash equivalents (a)	142,971	13,829,883	323,391
Foreign cash***	—	—	112,058
Receivable for investment securities sold	31,103	416,960	48,233
Receivable foreign currency contracts	—	—	270
Receivable for shares of beneficial interest sold	—	—	248
Dividends and interest receivable	1,759	13,708	7,990
Receivable from Investment Manager	26,262	28,543	37,945
Prepaid expenses	28,207	34,133	41,682
Total Assets	3,325,351	29,516,238	9,760,467
LIABILITIES:
Securities sold short, at value**	—	5,271,671	—
Payable for investment securities purchased	31,105	737,302	281,569
Payable for shares of beneficial interest redeemed	—	327	13,075
Accrued investment advisory fees	2,229	23,508	8,279
Accrued transfer agent fees	2,503	6,143	2,538
Accrued distribution fees	755	4,690	1,973
Accrued administrative fees	72	539	207
Accrued shareholder servicing fees	39	309	80
Dividends payable	—	721	—
Accrued other expenses	41,173	49,744	57,275
Total Liabilities	77,876	6,094,954	364,996
NET ASSETS	$3,247,475	$23,421,284	$9,395,471
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	3,203,771	23,709,895	11,270,581
Undistributed net investment income (accumulated loss)	660	5,371	(4,829)
Undistributed net realized gain (accumulated realized loss)	(282,513)	(641,383)	(1,151,241)
Net unrealized appreciation (depreciation) on investments	325,557	347,401	(719,040)
NET ASSETS	$3,247,475	$23,421,284	$9,395,471

*Identified cost	$2,769,498	$14,793,643	$9,911,275
**Proceeds received on short sales	$—	$5,219,720	$—
***Cost of foreign cash	$—	$—	$108,924

THE ALGER FUNDS II

Statements of Assets and Liabilities (Continued) October 31, 2011

	Alger Spectra Fund	Alger Green Fund
NET ASSETS BY CLASS
Class A	$836,856,568	$27,017,832
Class C	$134,399,404	$2,517,467
Class I	$266,366,154	$19,603,634
Class Z	$3,372,533	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 6
Class A	67,786,192	4,492,591
Class C	11,116,986	428,281
Class I	21,449,709	3,263,364
Class Z	272,503	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$12.35	$6.01
Class A — Offering Price Per Share (includes 5.25% sales charge)	$13.03	$6.35
Class C — Net Asset Value Per Share	$12.09	$5.88
Class I — Net Asset Value Per Share	$12.42	$6.01
Class Z — Net Asset Value Per Share	$12.38	—

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
NET ASSETS BY CLASS
Class A	$2,306,065	$11,513,639	$764,019
Class C	$165,338	$539,430	$141,512
Class I	$776,072	$—	$8,489,940
Class Z	$—	$11,368,215	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 6
Class A	234,122	1,082,571	91,820
Class C	17,183	51,043	17,188
Class I	78,848	—	1,025,339
Class Z	—	1,066,246	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE	$9.85	$10.64	$8.32
Class A — Net Asset Value Per Share	$10.40	$11.22	$8.78
Class A — Offering Price Per Share (includes 5.25% sales charge)	$9.62	$10.57	$8.23
Class C — Net Asset Value Per Share	$9.84	—	$8.28
Class I — Net Asset Value Per Share	—	$10.66	—
Class Z — Net Asset Value Per Share

THE ALGER FUNDS II

Statements of Operations

For the year ended October 31, 2011

	Alger Spectra Fund	Alger Green Fund
INCOME
Dividends (net of foreign withholding taxes*)	$11,700,513	$617,785
Interest	166,197	4,413
Other	5,982	5
Total Income	11,872,692	622,203
EXPENSES
Advisory fees—Note 3(a)	8,890,424	400,998
Distribution fees—Note3(f):
Class A	1,719,436	86,183
Class C	950,423	26,889
Class I	510,670	48,291
Administrative fees—Note 3(a)	271,652	15,532
Dividends on securities sold short	747,646	—
Custodian fees	132,325	21,924
Interest expenses	2,811	—
Borrowing fees on short sales	1,018,620	—
Transfer agent fees and expenses—Note 3(b)	1,210,805	126,933
Printing fees	215,375	25,780
Professional fees	100,593	27,217
Registration fees	160,999	53,539
Trustee fees—Note 3(e)	20,647	19,118
Fund accounting fees	145,126	21,844
Miscellaneous	35,968	3,726
Total Expenses	16,133,520	877,974
Less, expense reimbursements Note 3(a)	(10,325)	(151,825)
Net Expenses	16,123,195	726,149
NET INVESTMENT INCOME (LOSS)	(4,250,503)	(103,946)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and purchased options	32,934,175	(287,089)
Net realized gain (loss) on foreign currency transactions	(315,460)	3,693
Net realized gain on options written	96,275	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	21,678,941	(47,983)
Net change in unrealized appreciation (depreciation) on written options	—	—
Net realized and unrealized gain (loss) on investments, options and foreign currency	54,393,931	(331,379)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$50,143,428	$(435,325)
*Foreign withholding taxes	$159,889	$390

See Notes to Financial Statements.

* Commenced operations December 29, 2010.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund*
INCOME
Dividends (net of foreign withholding taxes*)	$22,632	$107,700	$152,302
Interest	142	1,293	111
Other	66	—	—
Total Income	22,840	108,993	152,413
EXPENSES
Advisory fees—Note 3(a)	27,632	219,334	93,536
Distribution fees—Note3(f):
Class A	5,845	44,590	1,230
Class C	1,708	2,228	863
Class I	1,855	—	19,813
Administrative fees—Note 3(a)	894	5,026	2,338
Dividends on securities sold short	—	51,764	—
Custodian fees	21,870	55,059	89,214
Interest expenses	—	460	96
Borrowing fees on short sales	—	33,966	—
Transfer agent fees and expenses—Note 3(b)	15,836	32,304	15,064
Printing fees	2,670	14,697	13,851
Professional fees	23,253	26,552	29,941
Registration fees	48,795	60,819	55,341
Trustee fees—Note 3(e)	19,026	19,054	14,957
Fund accounting fees	14,456	16,513	15,176
Miscellaneous	2,571	3,191	4,809
Total Expenses	186,411	585,557	356,229
Less, expense reimbursements Note 3(a)	(146,121)	(132,687)	(209,991)
Net Expenses	40,290	452,870	146,238
NET INVESTMENT INCOME (LOSS)	(17,450)	(343,877)	6,175
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and purchased options	137,675	(182,999)	(1,143,193)
Net realized gain (loss) on foreign currency transactions	28	1,963	(52,033)
Net realized gain on options written	—	4,501	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(43,782)	(94,305)	(719,040)
Net change in unrealized appreciation (depreciation) on written options	—	(1,970)	—
Net realized and unrealized gain (loss) on investments, options and foreign currency	93,921	(272,810)	(1,914,266)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$76,471	$(616,687)	$(1,908,091)
*Foreign withholding taxes	$322	$1,845	$17,533

THE ALGER FUNDS II

Statements of Changes in Net Assets

For the year ended October 31, 2011

	Alger Spectra Fund
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Net investment loss	$(4,250,503)	$(2,982,005)
Net realized gain (loss) on investments, options and foreign currency	32,714,990	57,143,492
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	21,678,941	33,751,275
Net increase (decrease) in net assets resulting from operations	50,143,428	87,912,762
Increase (decrease) from shares of beneficial interest transactions:
Class A	309,016,954	140,678,299
Class C	85,320,488	38,954,190
Class I	140,733,528	36,476,386
Class Z	3,214,528	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	538,285,498	216,108,875
Total increase (decrease)	588,428,926	304,021,637
Net Assets:
Beginning of period	652,565,733	348,544,096
END OF PERIOD	$1,240,994,659	$652,565,733
Undistributed net investment income	$—	$201,742

See Notes to Financial Statements.

	Alger Green Fund		Alger Analyst Fund		Alger Dynamic Opportunities Fund*
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Period Ended October 31, 2010
Net investment loss	$(103,946)	$(115,011)	$(17,450)	$(15,057)	$(343,877)	$(225,142)
Net realized gain (loss) on investments, options and foreign currency	(283,396)	1,363,975	137,703	208,752	(176,535)	35,098
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(47,983)	4,469,308	(43,782)	203,097	(96,275)	443,676
Net increase (decrease) in net assets resulting from operations	(435,325)	5,718,272	76,471	396,792	(616,687)	253,632
Increase (decrease) from shares of beneficial interest transactions:
Class A	(10,421,134)	5,903,836	(9,875)	169,317	(2,299,928)	14,273,844
Class C	120,297	1,184,245	(5,098)	15,479	572,150	—
Class I	6,433,497	5,646,888	601,246	103	—	—
Class Z	—	—	—	—	11,238,273	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(3,867,340)	12,734,969	586,273	184,899	9,510,495	14,273,844
Total increase (decrease)	(4,302,665)	18,453,241	662,744	581,691	8,893,808	14,527,476
Net Assets:
Beginning of period	53,441,598	34,988,357	2,584,731	2,003,040	14,527,476	—
END OF PERIOD	$49,138,933	$53,441,598	$3,247,475	$2,584,731	$23,421,284	$14,527,476
Undistributed net investment income	$—	$—	$660	$—	$5,371	$885

* Commenced operations November 2, 2009

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

For the year ended October 31, 2011

Alger Emerging Markets Fund*
For the Period Ended October 31, 2011
Net investment income	$6,175
Net realized loss on investments, options and foreign currency	(1,195,226)
Net change in unrealized depreciation on investments, options and foreign currency	(719,040)
Net decrease in net assets resulting from operations	(1,908,091)
Increase (decrease) from shares of beneficial interest transactions:
Class A	889,617
Class C	166,557
Class I	10,247,388
Net increase from shares of beneficial interest transactions—Note 6	11,303,562
Total increase	9,395,471
Net Assets:
Beginning of period	—
END OF PERIOD	$9,395,471
Undistributed net investment income (accumulated loss)	$(4,829)

See Notes to Financial Statements.

* Commenced operations December 29, 2010.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class A
	Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009		Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$11.33		$9.28		$7.07		$12.00	$8.49
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.05)		(0.06)		(0.02)		(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	1.07		2.11		2.23		(4.86)	3.59
Total from investment operations	1.02		2.05		2.21		(4.93)	3.51
Net asset value, end of period	$12.35		$11.33		$9.28		$7.07	$12.00
Total return(ii)	9.0%		22.0%		31.4%		(41.1)%	41.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$836,857		$488,872		$280,139		$170,147	$329,830
Ratio of gross expenses to average net assets	1.58	%(iii)	1.74	%(iv)	1.90	%(v)	2.01%	2.07%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		0.00%		(0.48)%	(0.48)%
Ratio of net expenses to average net assets	1.58%		1.74%		1.90%		1.53%	1.59%
Ratio of net investment income (loss) to average net assets	(0.38)%		(0.57)%		(0.29)%		(0.65)%	(0.79)%
Portfolio turnover rate	163.11%		252.68%		362.48%		313.46%	282.13%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

(iii) Includes 0.18% related to dividend expense on short positions and interest expense for the period of 10/31/11.

(iv) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/2010.

(v) Includes 0.29% related to dividend expense on short positions and interest expense for the period ended 10/31/2009.

	Class C
	Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009		From 9/24/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$11.18		$9.23		$7.07		$8.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.13)		(0.14)		(0.12)		(0.01)
Net realized and unrealized gain (loss) on investments	1.04		2.09		2.28		(1.70)
Total from investment operations	0.91		1.95		2.16		(1.71)
Net asset value, end of period	$12.09		$11.18		$9.23		$7.07
Total return(iii)	8.2%		21.0%		30.6%		(19.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$134,399		$47,351		$4,685		$90
Ratio of gross expenses to average net assets	2.32	%(iv)	2.52	%(v)	2.48	%(vi)	2.27%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		0.00%		(0.02)%
Ratio of net expenses to average net assets	2.32%		2.52%		2.48%		2.25%
Ratio of net investment income (loss) to average net assets	(1.11)%		(1.38)%		(1.35)%		(0.92)%
Portfolio turnover rate	163.11%		252.68%		362.48%		313.46%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.17% related to dividend expense on short positions and interest expense for the period 10/31/11.

(v) Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/10.

(vi) Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/2009.

	Class I							Class Z
	Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009		From 9/24/2008 (commencement of operations) to 10/31/2008(i)	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$11.39		$9.32		$7.08		$8.78	$12.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)		(0.05)		(0.07)		—	0.00
Net realized and unrealized gain (loss) on investments	1.07		2.12		2.31		(1.70)	0.18
Total from investment operations	1.03		2.07		2.24		(1.70)	0.18
Net asset value, end of period	$12.42		$11.39		$9.32		$7.08	$12.38
Total return(iii)	9.1%		22.1%		31.8%		(19.4)%	1.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$266,366		$116,343		$63,719		$81	$3,373
Ratio of gross expenses to average net assets	1.50	%(iv)	1.64	%(v)	1.50	%(vi)	1.53%	2.65	%(vii)
Ratio of expense reimbursements to average net assets	0.00%		(0.01)%		(0.05)%		(0.28)%	(1.41)%
Ratio of net expenses to average net assets	1.50%		1.63%		1.45%		1.25%	1.24%
Ratio of net investment income (loss) to average net assets	(0.29)%		(0.46)%		(0.77)%		0.09%	0.01%
Portfolio turnover rate	163.11%		252.68%		362.48%		313.46%	163.11%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11.

(v) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10.

(vi) Includes 0.20% related to dividend expense of short positions and interest expense for the period ended 10/31/2009.

(vii) Includes 0.14% related to dividend expense on short positions and interest expense for the period 10/31/11.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Green Fund

	Class A(i)
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$6.03	$5.24	$4.52	$7.90	$6.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.01)	0.00	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.01)	0.80	0.72	(3.19)	2.09
Total from investment operations	(0.02)	0.79	0.72	(3.20)	2.06
Distributions from net realized gains	—	—	—	(0.18)	(0.77)
Net asset value, end of period	$6.01	$6.03	$5.24	$4.52	$7.90
Total return(iii)	(0.3)%	15.1%	15.9%	(41.4)%	34.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$27,018	$37,545	$27,335	$22,307	$13,744
Ratio of gross expenses to average net assets	1.46%	1.44%	1.87%	1.49%	2.15%
Ratio of expense reimbursements to average net assets	(0.21)%	(0.19)%	(0.62)%	(0.24)%	(0.90)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.14)%	(0.21)%	(0.10)%	(0.21)%	(0.42)%
Portfolio turnover rate	28.25%	29.44%	79.75%	106.34%	131.66%

See Notes to Financial Statements.

(i) Commenced operations January 12, 2007 after the reorganization of the Class I and R shares of the Alger Green Institutional Fund into the Class N shares of the Alger Green Fund. Class N shares were redesiginated as Class A shares on September 24, 2008. The Financial Highlights prior to January 11, 2007 is that of its predecessor fund, Alger Green Institutional Fund.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$5.94	$5.20	$4.51	$5.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.05)	(0.05)	—
Net realized and unrealized gain (loss) on investments	(0.01)	0.79	0.74	(1.14)
Total from investment operations	(0.06)	0.74	0.69	(1.14)
Net asset value, end of period	$5.88	$5.94	$5.20	$4.51
Total return(iii)	(1.0)%	14.2%	15.3%	(20.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,517	$2,436	$1,041	$90
Ratio of gross expenses to average net assets	2.25%	2.26%	2.49%	2.17%
Ratio of expense reimbursements to average net assets	(0.25)%	(0.26)%	(0.49)%	(0.17)%
Ratio of net expenses to average net assets	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.90)%	(0.97)%	(1.05)%	(1.01)%
Portfolio turnover rate	28.25%	29.44%	79.75%	106.34%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class I
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$6.02	$5.24	$4.52	$5.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.01)	(0.01)	—
Net realized and unrealized gain (loss) on investments	0.00	0.79	0.73	(1.13)
Total from investment operations	(0.01)	0.78	0.72	(1.13)
Net asset value, end of period	$6.01	$6.02	$5.24	$4.52
Total return(iii)	(0.2)%	14.9%	15.9%	(20.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,604	$13,461	$6,612	$80
Ratio of gross expenses to average net assets	1.63%	1.47%	1.63%	1.42%
Ratio of expense reimbursements to average net assets	(0.38)%	(0.22)%	(0.38)%	(0.17)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.16)%	(0.22)%	(0.28)%	(0.26)%
Portfolio turnover rate	28.25%	29.44%	79.75%	106.34%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Analyst Fund

	Class A
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	From 3/30/2007 (commencement of operations) to 10/31/2007(i)
Net asset value, beginning of period	$9.54	$8.02	$6.57	$12.07	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.05)	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	0.36	1.57	1.49	(4.93)	2.11
Total from investment operations	0.31	1.52	1.45	(4.99)	2.07
Distributions from net realized gains	—	—	—	(0.51)	—
Net asset value, end of period	$9.85	$9.54	$8.02	$6.57	$12.07
Total return(iii)	3.2%	19.0%	22.1%	(43.0)%	20.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,306	$2,236	$1,722	$1,360	$2,675
Ratio of gross expenses to average net assets	5.31%	5.68%	7.62%	3.04%	2.50%
Ratio of expense reimbursements to average net assets	(4.11)%	(4.48)%	(6.42)%	(1.84)%	(1.30)%
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.50)%	(0.60)%	(0.53)%	(0.60)%	(0.66)%
Portfolio turnover rate	141.68%	73.54%	144.99%	124.91%	67.44%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$9.39	$7.95	$6.56	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.12)	(0.12)	(0.09)	(0.01)
Net realized and unrealized gain (loss) on investments	0.35	1.56	1.48	(1.98)
Total from investment operations	0.23	1.44	1.39	(1.99)
Net asset value, end of period	$9.62	$9.39	$7.95	$6.56
Total return(iii)	2.4%	18.1%	21.2%	(23.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$165	$166	$126	$77
Ratio of gross expenses to average net assets	6.45%	6.54%	8.49%	6.60%
Ratio of expense reimbursements to average net assets	(4.50)%	(4.59)%	(6.54)%	(4.65)%
Ratio of net expenses to average net assets	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to average net assets	(1.25)%	(1.35)%	(1.29)%	(1.31)%
Portfolio turnover rate	141.68%	73.54%	144.99%	124.91%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class I
	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$9.53	$8.01	$6.56	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.05)	(0.04)	—
Net realized and unrealized gain (loss) on investments	0.36	1.57	1.49	(1.99)
Total from investment operations	0.31	1.52	1.45	(1.99)
Net asset value, end of period	$9.84	$9.53	$8.01	$6.56
Total return(iii)	3.3%	19.0%	22.1%	(23.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$776	$183	$155	$77
Ratio of gross expenses to average net assets	6.91%	14.02%	7.75%	5.85%
Ratio of expense reimbursements to average net assets	(5.71)%	(12.82)%	(6.55)%	(4.65)%
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.50)%	(0.60)%	(0.56)%	(0.56)%
Portfolio turnover rate	141.68%	73.54%	144.99%	124.91%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund

	Class A				Class C		Class Z
	Year ended 10/31/2011		From 11/2/2009 (commencement of operations) to 10/31/2010(i)		From 12/29/2010 (commencement of operations) to 10/31/2011(i)		From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$10.55		$10.00		$10.96		$10.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.21)		(0.19)		(0.23)		(0.15)
Net realized and unrealized gain (loss) on investments	0.30		0.74		(0.16)		(0.15)
Total from investment operations	0.09		0.55		(0.39)		(0.30)
Net asset value, end of period	$10.64		$10.55		$10.57		$10.66
Total return(iii)	0.9%		5.5%		(3.6)%		(2.7)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,514		$14,527		$539		$11,368
Ratio of gross expenses to average net assets	3.09	%(iv)	3.15	%(v)	4.12	%(vi)	11.84	%(vii)
Ratio of expense reimbursements to average net assets	(0.62)%		(0.78)%		(0.96)%		(9.30)%
Ratio of net expenses to average net assets	2.47%		2.37%		3.16%		2.54%
Ratio of net investment income (loss) to average net assets	(1.87)%		(1.86)%		(2.56)%		(1.92)%
Portfolio turnover rate	430.05%		438.65%		430.05%		430.05%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.47% related to dividend expense on short positions and interest expense for the period 10/31/11.

(v) Includes 0.45% related to dividend expense on short positions and interest expense for the period ended 10/31/2010.

(vi) Includes 0.41% related to dividend expense on short positions and interest expense for the period 10/31/11.

(vii) Includes 0.79% related to dividend expense on short positions and interest expense for the period 10/31/11.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund

	Class A	Class C	Class I
	From 12/29/2010 (commencement of operations) to 10/31/2011	From 12/29/2010 (commencement of operations) to 10/31/2011(i)	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$10.00	$10.00	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.04	(0.03)	0.00
Net realized and unrealized gain (loss) on investments	(1.72)	(1.74)	(1.72)
Total from investment operations	(1.68)	(1.77)	(1.72)
Net asset value, end of period	$8.32	$8.23	$8.28
Total return(iii)	(16.8)%	(17.7)%	(17.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$764	$142	$8,490
Ratio of gross expenses to average net assets	4.60%	5.99%	4.16%
Ratio of expense reimbursements to average net assets	(2.90)%	(3.54)%	(2.46)%
Ratio of net expenses to average net assets	1.70%	2.45%	1.70%
Ratio of net investment income (loss) to average net assets	0.51%	(0.39)%	0.05%
Portfolio turnover rate	121.91%	121.91%	121.91%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.  On December 14, 2010, the Board of Trustees approved the liquidation of the Alger International Opportunities Fund effective January 21, 2011.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares, Class I shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the cost of its plan of distribution and transfer agency and sub-transfer agency services.

NOTE 2 — Summary of Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of less than sixty days are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

include exchange listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date.  A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date.  When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale).  As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the tax returns for the Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund remains open for the tax years 2008-2011, Alger Dynamic Fund remains open for the tax years 2010-2011 and Alger Emerging Markets Fund remains open for the tax year 2011.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management or the Manager), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	Advisory Fee	Administration Fee
Alger Spectra Fund	0.90%	.0275%
Alger Green Fund	0.71	.0275
Alger Analyst Fund	0.85	.0275
Alger Dynamic Opportunities Fund	1.20	.0275
Alger Emerging Markets Fund	1.10	.0275

Alger Management has established an expense cap for several share classes, effective through February 28, 2012, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	Class				Fees Waived / Reimbursed for the Year
	A	C	I	Z	Ended October 31, 2011
Alger Spectra Fund	—	—	—	1.10%	$10,325
Alger Green Fund	1.25%	2.00%	1.25%	N/A	151,825
Alger Analyst Fund	1.20	1.95	1.20	N/A	146,121
Alger Dynamic Opportunities Fund	2.00	2.75	N/A	1.75	132,687
Alger Emerging Markets Fund	1.70	2.45	1.70	N/A	209,991

(b) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and C shares and 0.01% of the daily net assets of the Class I shares and Class Z shares for these services.  For the year ended October 31, 2011, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund incurred fees of $149,666, $8,063, $488, $3,001 and $888, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts held by the Funds.  Fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the year ended October 31, 2011, Alger Management charged back to Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund $264,649, $57,566, $136, $2,900 and $153, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

(c) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.  For the year ended October 31, 2011, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated the distributor (the “Distributor” or “Alger Inc.”), were as follows:

	Initial Sales Charges	Contingent Deferred Sales Charges
Alger Spectra Fund	$7,159	$35,581
Alger Green Fund	447	871
Alger Analyst Fund	—	—
Alger Dynamic Opportunities Fund	120	—
Alger Emerging Markets Fund	90	202

(d) Brokerage Commissions: During the year ended October 31, 2011, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund paid Alger Inc., an affiliate of Alger Management, $1,253,942, $14,208, $8,086, $746 and $3,183, respectively, in connection with securities transactions.

(e) Trustees’ Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member a Fund’s audit committee receives an additional $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(f) Distribution/Shareholder Servicing Fees: The Trust has adopted a distribution plan pursuant to which Class A shares, Class C shares and Class I shares of each Fund pays Alger Inc. a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

Fee
Share Class	Rate
A	0.25%
C	1.00
I	0.25

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the year ended October 31, 2011, Alger Spectra Fund incurred interfund loan interest expenses and interfund loan income of $1,690 and $770 respectively.

(h) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of Alger Management and Alger Inc.  At October 31, 2011, Alger Management and its affiliates owned the following shares:

	Share Class
	A	C	I	Z
Alger Spectra Fund	1,197,006	11,390	11,390	82
Alger Green Fund	—	—	—	N/A
Alger Analyst Fund	195,435	11,696	75,251	N/A
Alger Dynamic Opportunities Fund FundFfFund	123,255	91	N/A	1,066,249
Alger Emerging Markets Fund	100	100	999,800	N/A

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than short-term securities, for the year ended October 31, 2011:

	PURCHASES	SALES
Alger Spectra Fund	$2,142,264,255	$1,650,355,879
Alger Green Fund	15,112,115	17,150,460
Alger Analyst Fund	4,812,713	3,954,032
Alger Dynamic Opportunities Fund	62,729,663	58,103,243
Alger Emerging Markets Fund	22,646,456	11,595,420

Written call and put options activity for the year ended October 31, 2011, was as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Dynamic Opportunities Fund
Call Options outstanding at October 31, 2010	10	$3,620
Call Options written	4	1,672
Call Options closed	10	3,620
Call Options expired	4	1,672
Call Options exercised	—	—
Call Options outstanding at October 31, 2011	—	$—

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Dynamic Opportunities Fund
Put Options outstanding at October 31, 2010	10	$4,620
Put Options written	—	—
Put Options closed	10	4,620
Put Options expired	—	—
Put Options exercised	—	—
Put Options outstanding at October 31, 2011	—	$—

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Spectra Fund
Put Options outstanding at October 31, 2010	—	$—
Put Options written	1,725	331,427
Put Options closed	1,725	331,427
Put Options expired	—	—
Put Options exercised	—	—
Put Options outstanding at October 31, 2011	—	$—

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3 (g).  For the year ended October 31, 2011, the Funds had the following borrowings:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Spectra Fund	$196,818	1.41%
Alger Dynamic Opportunities Fund	20,187	2.25
Alger Emerging Markets Fund	639	7.78

The highest amount borrowed during the year ended October 31, 2011, for each Fund was as follows:

Highest Borrowing
Alger Spectra Fund	$4,169,213
Alger Dynamic Opportunities Fund	1,795,146
Alger Emerging Markets Fund	122,462

NOTE 6 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2011		FOR THE YEAR ENDED OCTOBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	40,709,094	$508,241,823	25,833,980	$271,840,532
Shares redeemed	(16,081,586)	(199,224,869)	(12,853,111)	(131,162,233)
Net increase	24,627,508	$309,016,954	12,980,869	$140,678,299
Class C:
Shares sold	7,769,884	$96,152,763	3,907,921	$40,781,300
Shares redeemed	(890,027)	(10,832,275)	(178,613)	(1,827,110)
Net increase	6,879,857	$85,320,488	3,729,308	$38,954,190
Class I:
Shares sold	15,023,225	$187,694,633	4,414,404	$47,157,775
Shares redeemed	(3,791,633)	(46,961,105)	(1,032,258)	(10,681,389)
Net increase	11,231,592	$140,733,528	3,382,146	$36,476,386
Class Z:
Shares sold	281,360	$3,326,766	—	$—
Shares redeemed	(8,857)	(112,238)	—	—
Net increase	272,503	$3,214,528	—	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2011		FOR THE YEAR ENDED OCTOBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Green Fund
Class A:
Shares sold	798,710	$4,977,109	2,505,937	$14,445,528
Shares redeemed	(2,534,020)	(15,398,243)	(1,493,275)	(8,541,692)
Net increase (decrease)	(1,735,310)	$(10,421,134)	1,012,662	$5,903,836
Class C:
Shares sold	96,373	$593,469	251,608	$1,418,764
Shares redeemed	(78,519)	(473,172)	(41,521)	(234,519)
Net increase	17,854	$120,297	210,087	$1,184,245
Class I:
Shares sold	2,149,628	$13,304,862	1,483,747	$8,496,680
Shares redeemed	(1,121,967)	(6,871,365)	(511,099)	(2,849,792)
Net increase	1,027,661	$6,433,497	972,648	$5,646,888

Alger Analyst Fund
Class A:
Shares sold	14,281	$139,134	25,949	$226,361
Shares redeemed	(14,579)	(149,009)	(6,224)	(57,044)
Net increase (decrease)	(298)	$(9,875)	19,725	$169,317
Class C:
Shares sold	—	$—	4,457	$38,989
Shares redeemed	(506)	(5,098)	(2,617)	(23,510)
Net increase (decrease)	(506)	$(5,098)	1,840	$15,479
Class I:
Shares sold	73,256	$737,998	5,785	$52,944
Shares redeemed	(13,589)	(136,752)	(5,994)	(52,841)
Net increase (decrease)	59,667	$601,246	(209)	$103

Alger Dynamic Opportunities Fund
Class A:
Shares sold	1,652,273	$18,610,347	1,838,021	$18,981,601
Shares redeemed	(1,946,611)	(20,910,275)	(461,112)	(4,707,757)
Net increase (decrease)	(294,338)	$(2,299,928)	1,376,909	$14,273,844
Class C:
Shares sold	51,043	$572,150	—	$—
Net increase	51,043	$572,150	—	$—
Class Z:
Shares sold	1,066,246	$11,238,273	—	$—
Net increase	1,066,246	$11,238,273	—	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2011		FOR THE YEAR ENDED OCTOBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Emerging Markets Fund
Class A:
Shares sold	104,751	$1,007,402	—	$—
Shares redeemed	(12,931)	(117,785)	—	—
Net increase	91,820	$889,617	—	$—
Class C:
Shares sold	19,557	$186,752	—	$—
Shares redeemed	(2,369)	(20,195)	—	—
Net increase	17,188	$166,557	—	$—
Class I:
Shares sold	1,026,975	$10,260,980	—	$—
Shares redeemed	(1,636)	(13,592)	—	—
Net increase	1,025,339	$10,247,388	—	$—

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities and were as follows:

	FOR THE YEAR ENDED October 31, 2011	FOR THE YEAR ENDED OCTOBER 31, 2010
Alger Spectra Fund	$71,110	$29,243
Alger Green Fund	821	1,500
Alger Analyst Fund	—	—
Alger Dynamic Opportunities Fund	2,752	1,364
Alger Emerging Markets Fund	—	—

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the years ended October 31, 2011 and the year ended October 31, 2010 was as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2011	FOR THE YEAR ENDED OCTOBER 31, 2010
Alger Spectra Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2011	FOR THE YEAR ENDED OCTOBER 31, 2010
Alger Green Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Analyst Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Dynamic Opportunities Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Emerging Markets Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

As of October 31, 2011, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Spectra Fund
Undistributed ordinary income	$5,595,540
Undistributed long-term gains	15,311,161
Net accumulated earnings	20,906,701
Capital loss carryforwards	—
Net unrealized appreciation	20,493,576
Total accumulated gains	$41,400,277

Alger Green Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(7,578,820)
Net unrealized appreciation	5,729,206
Total accumulated losses	$(1,849,614)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Analyst Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(281,758)
Net unrealized appreciation	325,462
Total accumulated gains	$43,704

Alger Dynamic Opportunities Fund
Undistributed ordinary income	337,126
Undistributed long-term gains	—
Net accumulated earnings	337,126
Capital loss carryforwards	—
Net unrealized depreciation	(625,737)
Total accumulated losses	$(288,611)

Alger Emerging Markets Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(1,148,692)
Net unrealized depreciation	(726,418)
Total accumulated losses	$(1,875,110)

At October 31, 2011, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Spectra Fund	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund
2016	—	$2,221,606	—	—
2017	—	5,042,397	$281,758	—
2019	—	314,817	—	—
Total	—	7,578,820	281,758	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolios, resulted in the following reclassifications among the Portfolio’s components of net assets at October 31, 2011:

Alger Spectra Fund
Accumulated Undistributed Net Investment Income	$4,048,761
Accumulated Net Realized Loss	$(7,083,434)
Paid-in Capital	$3,034,673

Alger Green Fund
Accumulated Undistributed Net Investment Income	$103,946
Accumulated Net Realized Loss	$(3,690)
Paid-in Capital	$(100,256)

Alger Analyst Fund
Accumulated Undistributed Net Investment Income	$18,110
Accumulated Net Realized Gain	$376
Paid-in Capital	$(18,486)

Alger Dynamic Opportunities Fund
Accumulated Undistributed Net Investment Income	$348,363
Accumulated Net Realized Loss	$(348,363)
Paid-in Capital	—

Alger Emerging Markets Fund
Accumulated Undistributed Net Investment Income	$(11,004)
Accumulated Net Realized Gain	$43,985
Paid-in Capital	$(32,981)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of October 31, 2011 in valuing the Funds’ investments and securities sold short carried at fair value:

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$195,464,523	$195,464,523	—	—
Consumer Staples	109,893,620	109,893,620	—	—
Energy	130,842,846	130,842,846	—	—
Financials	38,415,806	38,415,806	—	—
Health Care	156,058,749	156,058,749	—	—
Industrials	158,913,159	158,913,159	—	—
Information Technology	355,047,339	355,047,339	—	—
Materials	57,537,390	57,537,390	—	—
Telecommunication Services	22,393,510	22,393,510	—	—
TOTAL COMMON STOCKS	$1,224,566,942	$1,224,566,942	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CONVERTIBLE CORPORATE BONDS
Consumer Discretionary	$3,956,156	—	$3,956,156	—
CONVERTIBLE PREFERRED STOCK
Health Care	$2,843,610	—	—	$2,843,610
PREFERRED STOCKS
Financials	$5,327,127	$5,327,127	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,236,693,835	$1,229,894,069	$3,956,156	$2,843,610
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$2,614,381	$1,995,471	$618,910	—
Consumer Staples	$13,918,008	$13,918,008	—	—
Energy	5,433,915	5,433,915	—	—
Financials	3,718,100	3,718,100	—	—
Health Care	608,220	608,220	—	—
Industrials	9,258,215	7,964,767	1,293,448	—
Information Technology	3,312,307	3,312,307	—	—
TOTAL SECURITIES SOLD SHORT	$38,863,146	$36,950,788	$1,912,358	—

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$9,705,930	$9,705,930	—	—
Consumer Staples	4,308,769	4,308,769	—	—
Energy	1,064,952	1,064,952	—	—
Financials	509,408	509,408	—	—
Health Care	3,919,350	3,919,350	—	—
Industrials	7,917,176	7,917,176	—	—
Information Technology	15,003,549	15,003,549	—	—
Materials	3,253,260	3,253,260	—	—
Utilities	1,648,402	1,648,402	—	—
TOTAL COMMON STOCKS	$47,330,796	$47,330,796	—	—
CONVERTIBLE CORPORATE BONDS
Industrials	$121,275	—	$121,275	—
TOTAL INVESTMENTS IN SECURITIES	$47,452,071	$47,330,796	$121,275	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Analyst Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$689,981	$689,981	—	—
Consumer Staples	231,441	231,441	—	—
Energy	296,130	296,130	—	—
Financials	180,339	180,339	—	—
Health Care	354,170	354,170	—	—
Industrials	397,849	397,849	—	—
Information Technology	596,679	596,679	—	—
Materials	322,764	322,764	—	—
Telecommunication Services	25,696	25,696	—	—
TOTAL COMMON STOCKS	$3,095,049	$3,095,049	—	—
TOTAL INVESTMENTS IN SECURITIES	$3,095,049	$3,095,049	—	—

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,434,788	$2,233,032	$201,756	—
Consumer Staples	758,342	758,342	—	—
Energy	1,566,081	1,566,081	—	—
Financials	889,975	889,975	—	—
Health Care	2,280,542	2,280,542	—	—
Industrials	1,612,189	1,612,189	—	—
Information Technology	3,820,454	3,820,454	—	—
Materials	1,353,223	1,353,223	—	—
TOTAL COMMON STOCKS	$14,715,594	$14,513,838	$201,756	—
CONVERTIBLE PREFERRED STOCK
Health Care	$210,652	—	—	$210,652
PREFERRED STOCKS
Financials	$138,649	$138,649	—	—
PURCHASED OPTIONS
Financials	$50,575	$50,575	—	—
Information Technology	77,541	77,541	—	—
TOTAL PURCHASED OPTIONS	$128,116	$128,116	—	—
TOTAL INVESTMENTS IN SECURITIES	$15,193,011	$14,780,603	$201,756	$210,652
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$639,699	$592,111	$47,588	—
Consumer Staples	$403,693	$403,693	—	—
Energy	439,820	439,820	—	—
Exchange Traded Funds	825,594	825,594	—	—
Financials	496,828	496,828	—	—
Health Care	764,649	764,649	—	—
Industrials	669,366	669,366	—	—
Information Technology	659,807	659,807	—	—
Materials	372,215	372,215	—	—
TOTAL SECURITIES SOLD SHORT	$5,271,671	$5,224,083	$47,588	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,403,108	$304,337	$1,098,771	—
Consumer Staples	811,935	301,869	510,066	—
Energy	836,286	492,168	344,118	—
Financials	1,670,393	581,781	1,088,612	—
Health Care	232,400	48,788	183,612	—
Industrials	693,746	178,883	514,863	—
Information Technology	1,241,007	150,233	1,090,774	—
Materials	1,495,802	368,617	1,127,185	—
Miscellaneous	142,800	142,800	—	—
Telecommunication Services	524,969	167,772	357,197	—
Utilities	136,204	—	136,204	—
TOTAL COMMON STOCKS	$9,188,650	$2,737,248	$6,451,402	—
TOTAL INVESTMENTS IN SECURITIES	$9,188,650	$2,737,248	$6,451,402	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Spectra Fund	Convertible Preferred Stock
Opening balance at November 1, 2010	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	2,843,610
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2011	2,843,610
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2011	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Dynamic Opportunities Fund	Convertible Preferred Stock
Opening balance at November 1, 2010	$113,001
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	97,651
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2011	210,652
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2011	$97,651

As of October 31, 2011, there were no significant transfers between Level 1 and Level 2.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ return, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the year ended October 31, 2011, options were used in accordance with these objectives.

The fair values of derivative instruments as of October 31, 2011 are as follows:

Alger Dynamic Opportunities Fund

	ASSET DERIVATIVES 2011		LIABILITY DERIVATIVES 2011
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in securities, at value	$50,575	—	—
Purchased Call Options	Investments in securities, at value	77,541
Total		$128,116	—	—

For the year ended October 31, 2011, Alger Dynamic Opportunities Fund had option purchases of $286,020 and option sales of $203,781, and Alger Spectra Fund had option purchases of $235,152 and option sales of $331,427.  The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011 is as follows:

Net realized gain on investments and options

Alger Spectra Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$—
Written Options	96,275
Total	$96,275

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments under Statement 133	Options
Purchased Options	$(5,471)
Written Options	4,501
Total	$(970)

Net change in unrealized appreciation (depreciation) on investments, options

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments under Statement 133	Options
Purchased Options	$49,237
Written Options	(1,970)
Total	$47,267

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (International Financial Reporting Standards).  The ASU converges fair value measurement and disclosure guidance in U.S. GAAP with the guidance in the International Accounting Standards Board’s concurrently issued IFRS 13, Fair Value Measurement. These amendments do not modify the requirements for when fair value measurements apply; rather, they generally represent clarifications on how to measure and disclose fair value under ASC 820, Fair Value Measurement. The application of ASU 2011-04 is required for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2011.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Alger Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds II, comprised of the Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund, and Alger Emerging Markets Fund (the “Funds”) as of October 31, 2011, and the related statements of operations for the year then ended and for the period December 29, 2010 (commencement of operations) to October 31 2011 (for Alger Emerging Markets Fund), the statements of changes in net assets for each of the two years in the period then ended (the period November 2, 2009 (commencement of operations) to October 31, 2010 and the year ended October 31, 20011 for the Alger Dynamic Opportunities Fund, and the period December 29, 2010 (commencement of operations) to October 31, 2011 for the Alger Emerging Markets Fund), and the financial highlights for each of the three years in the period then ended (the period November 2, 2009 (commencement of operations) to October 31, 2010 and the year ended October 31, 2011 for the Alger Dynamic Opportunities Fund, and the period December 29, 2010 (commencement of operations) to October 31, 2011 for the Alger Emerging Markets Fund).  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The Funds’ financial highlights for the respective periods ended October 31, 2008 were audited by other auditors, whose report dated December 16, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Alger Funds II as of October 31, 2011, the results of their operations for the year then ended (for the period then ended for the Alger Emerging Markets Fund), the changes in net assets for each of the two years in the period then ended (the period November 2, 2009 (commencement of operations) to October 31, 2010 and the year ended October 31, 20011 for the Alger Dynamic Opportunities Fund, and the period December 29, 2010 (commencement of operations) to October 31, 2011 for the Alger Emerging Markets Fund), and the financial highlights for each of the three years in the period then ended (the period November 2, 2009 (commencement of operations) to October 31, 2010 and the year ended October 31, 2011 for the Alger Dynamic Opportunities Fund, and the period December 29, 2010 (commencement of operations) to October 31, 2011 for the Alger Emerging Markets Fund) in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 23, 2011

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2011 and ending October 31, 2011.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Six Months Ended October 31, 2011(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2011(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$908.76	$7.60	1.58%
	Hypothetical(c)	1,000.00	1,017.24	8.03	1.58
Class C	Actual	1,000.00	904.94	11.12	2.32
	Hypothetical(c)	1,000.00	1,013.53	11.76	2.32
Class I	Actual	1,000.00	908.56	7.21	1.50
	Hypothetical(c)	1,000.00	1,017.65	7.62	1.50
Class Z	Actual	1,000.00	909.63	5.98	1.24
	Hypothetical(c)	1,000.00	1,018.94	6.32	1.24

Alger Green Fund
Class A	Actual	$1,000.00	$906.49	$6.00	1.25%
	Hypothetical(c)	1,000.00	1,018.91	6.36	1.25
Class C	Actual	1,000.00	904.62	9.60	2.00
	Hypothetical(c)	1,000.00	1,015.12	10.16	2.00
Class I	Actual	1,000.00	907.85	6.02	1.25
	Hypothetical(c)	1,000.00	1,018.90	6.37	1.25

Alger Analyst Fund
Class A	Actual	$1,000.00	$895.45	$5.73	1.20%
	Hypothetical(c)	1,000.00	1,019.16	6.11	1.20
Class C	Actual	1,000.00	891.57	9.30	1.95
	Hypothetical(c)	1,000.00	1,015.37	9.91	1.95
Class I	Actual	1,000.00	894.55	5.73	1.20
	Hypothetical(c)	1,000.00	1,019.16	6.11	1.20

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$893.37	$11.78	2.47%
	Hypothetical(c)	1,000.00	1,012.76	12.53	2.47
Class C	Actual	1,000.00	890.48	15.08	3.16
	Hypothetical(c)	1,000.00	1,009.25	16.03	3.16
Class Z	Actual	1,000.00	895.05	12.14	2.54
	Hypothetical(c)	1,000.00	1,012.39	12.89	2.54

Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$812.50	$7.91	1.73%
	Hypothetical(c)	1,000.00	1,016.47	8.80	1.73
Class C	Actual	1,000.00	809.24	11.31	2.48
	Hypothetical(c)	1,000.00	1,012.71	12.58	2.48
Class I	Actual	1,000.00	812.56	7.84	1.72
	Hypothetical(c)	1,000.00	1,016.55	8.73	1.72

(a)       Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)       Annualized.

(c)        5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Portfolios, Alger Institutional Funds, and Alger China-U.S. Growth, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (50)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (58)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25

Roger P. Cheever (66)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25

Lester L. Colbert Jr. (77)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25

Stephen E. O’Neil (79)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1993	25

David Rosenberg (49)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25

Nathan E. Saint-Amand M.D. (74)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1993	25

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (49) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President and Chief Executive Officer since 2003 of Alger Associates, Inc. (“Associates”); Chairman of the Board of Directors since 2006 of Alger Inc.; President since 2003 and Director since 2003 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001	N/A

Hal Liebes (47) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources	2005	N/A

Lisa A. Moss (46) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006.	2006	N/A

Joseph P. Graham (27) Assistant Secretary	Employed by Alger Management since 2011. Formerly, full-time student.	2011	N/A

Michael D. Martins (46) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Anthony S. Caputo (56) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (50) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (58) Chief Compliance Officer	Senior Vice President and Chief Compliance officer for Alger Management since May 2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 22, 2011, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance Officer, having no other relationship with Alger Management, whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior FUSE personnel provided a presentation to the Trustees based on the FUSE materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided under the separate Administration Agreement with Alger Management. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a fund that holds itself out to investors as growth-oriented. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  The Trustees also considered the enhanced control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/11), second-quarter, and 1-, 3-, 5-, and 10-year periods to the extent available (and its year-by-year returns), together with supplemental data through 8/31/11, and compared them with benchmark and peer-group data for the same periods. They noted that  Spectra Fund outperformed its benchmark and placed above the median for its peer group in  the year-to-date and 1-, 3-, and 5-year periods ending 6/30/11, that the Green Fund fell short of the median for its peers and its benchmark for those periods, that while the Analyst Fund fell short of its benchmark and the median for its peers for the 1-year, 3-year and since-inception (2007) periods, it surpassed the median for its peers and performed close to its benchmark for the year to date (6/30/11), and that the Dynamic Opportunities Fund surpassed its peer median and benchmark for the year-to-date, 1-year and since-inception (2009) periods through 6/30/11. They also determined that, while the Emerging Markets Fund had fallen short of its peer median and benchmark since its 1/1/2011 inception, performance data for a longer period would better support an informed evaluation of the Fund’s performance.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2011.  In addition, the Trustees reviewed each Fund’s management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the fee and expense ratio for Spectra Fund were higher than most of the fees and expense ratios in the FUSE reference group, although the Trustees noted that the Fund’s expense ratio (as in the case of the Dynamic Opportunities Fund) included extra expenses incurred in connection with the Fund’s short-selling activities, while many of the Funds against which they were compared did not have such expenses. The fees and expense ratios of the other Funds were below the respective medians, except that the Analyst and Emerging Markets Funds’ fees and the Dynamic Opportunities Fund’s expense ratio were above the applicable medians, as was the expense ratio of the Emerging Markets Fund’s Class I Shares. The Trustees determined that this information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.  The Trustees also considered fees paid to Alger Management by other types of clients, specifically mutual funds for which Alger Management was sub-adviser and separately managed accounts. The Trustees determined that in both cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the significant differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. After discussing with representatives of Alger Management and FUSE the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of the Funds at some point as each grows in size, but that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them.  Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Trust.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Fund for the twelve months through June 30, 2011, had been included in the materials supplied prior to the meeting.  The Trustees also noted that Alger Inc. provides a substantial portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds as well.  The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations, as to each Fund:

•                  The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

•                  The Board determined that the Funds’ overall performance was acceptable.

•                  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the applicable Fund.

•                  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Funds’ assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011

3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds,  The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER FUNDS II

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

AFIIAR

ITEM 2.  CODE OF ETHICS.

(a)          The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto with respect to the reporting requirements for violations of the code of ethics.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)              Audit Fees:

October 31, 2011	$113,000
October 31, 2010	$106,500

b)             Audit-Related Fees: NONE

c)              Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2011	$25,558
October 31, 2010	$23,766

d)             All Other Fees:

October 31, 2011	$9,200
October 31, 2010	$6,000

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2011	$183,344 and €70,575
October 31, 2010	$189,420 and €73,916

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Daniel C. Chung

Daniel C. Chung

President

Date:  December 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Daniel C. Chung

Daniel C. Chung

President

Date:  December 14, 2011

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:  December 14, 2011